Exhibit 10.14

ADOPTION AGREEMENT FOR

McAfee & Taft A Professional Corporation

NON-STAnDARDIZED

EMPLOYEE STOCK OWNERSHIP (ESOP)

PRE-APPROVED PLAN

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in this Employer Information Section.)

1. EMPLOYER'S NAME, ADDRESS, TELEPHONE NUMBER, TIN AND FISCAL YEAR

Name:	BancFirst Corporation

Address:	100 North Broadway
Street

Oklahoma City	Oklahoma	73102
City	State	Zip

Telephone:	405-270-4779

Taxpayer Identification Number (TIN):	73-1221379

Employer's Fiscal Year ends:	December 31

2. TYPE OF ENTITY

a. [X] Subchapter C Corporation (hereinafter referred to as a C Corporation)

b. [ ] Subchapter S Corporation (hereinafter referred to as an S Corporation)

3. AFFILIATED EMPLOYERS/PARTICIPATING EMPLOYERS (Plan Sections 1.7 and 1.63). Is the Employer an Affiliated Employer (i.e., a member of a controlled group or an affiliated service group (within the meaning of Code §414(b), (c), (m) or (o)))? (While a partnership or a joint venture is not eligible to maintain an ESOP, a partnership or a joint venture that has elected to be taxed as a corporation may be a Participating Employer.)

a. [ ] No

b. [X] Yes, the Employer is a member of (select one or both of 1. ‑ 2. AND select one of 3. ‑ 4. below):

1. [X] A controlled group

2. [ ] An affiliated service group

AND, will any of the Affiliated Employers adopt the Plan as Participating Employers?

3. [X] Yes (Complete a participation agreement for each Participating Employer.)

4. [ ] No (The Plan could fail to satisfy the Code §410(b) coverage rules.)

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9 through 10.)

4. PLAN NAME:

BancFirst Corporation Employee Stock Ownership Plan

5. PLAN STATUS

a. [ ] New Plan

b. [X] Amendment and restatement of existing Plan

CYCLE 3 RESTATEMENT (leave blank if not applicable)

1. [X] This is an amendment and restatement to bring a plan into compliance with the legislative and regulatory changes set forth in IRS Notice 2017-37 (i.e., the 6‑year pre‑approved plan restatement cycle).

6. EFFECTIVE DATE (Plan Section 1.24) (complete a. if new plan; complete a. AND b. if an amendment and restatement)

Initial Effective Date of Plan (except for restatements, cannot be earlier than the first day of the current Plan Year)

a. December 21, 2006 (enter month day, year) (hereinafter called the "Effective Date" unless 6.b. is entered below) NOTE: If the Effective Date of deferrals in the Plan is a different date than what is provided in this Section 6.a., Section 25.D.i. must also be completed. The Effective Date of 25.D.i. must be concurrent with or after the Effective Date in 6.a.)

Restatement Effective Date. If this is an amendment and restatement, the effective date of the restatement (hereinafter called the "Effective Date") is:

b. January 1, 2022 (enter month day, year; NOTE: The restatement date may not be prior to the first day of the current Plan Year. Plan contains appropriate retroactive effective dates with respect to provisions for appropriate laws.)

7. PLAN YEAR (Plan Section 1.67) means, except as otherwise provided in d. below:

a. [X] the calendar year

b. [ ] the twelve‑month period ending on (e.g., June 30th)

c. [ ] other: (e.g., a 52/53 week year ending on the date nearest the last Friday in December).

SHORT PLAN YEAR (Plan Section 1.77). Select below if there is a Short Plan Year (if the effective date of participation is based on a Plan Year, then coordinate with Question 15) (leave blank if not applicable):

d. [ ] beginning on (enter month day, year; e.g., July 1, 2020)

and ending on (enter month day, year).

8. VALUATION DATE (Plan Section 1.88) means:

a. [ ] every day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, and any stock exchange used by such agent are open for business (daily valuation)

b. [ ] the last day of each Plan Year

c. [ ] the last day of each Plan Year half (semi‑annual)

d. [ ] the last day of each Plan Year quarter

e. [X] other (specify day or days): each business day of the Plan Year (must be at least once each Plan Year)

The Valuation Date selected above is used for the valuation of Employer Stock unless selected below. (choose if applicable)

f. [ ] Regardless of the election above, Employer Stock is valued on each Plan Year on: (insert date; e.g., last day of the Plan Year)

NOTE: The Plan always permits interim valuations for all Plan assets.

9. PLAN NUMBER (3-digit number for Form 5500 reporting)

a. [ ] 001

b. [X] 002

c. [ ] Other:

10. ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER

(If none is named, the Employer will be the Administrator (Plan Section 1.5).)

a. [ ] Employer (use Employer address and telephone number)

b. [X] The Committee appointed by the Employer (use Employer address and telephone number)

c. [ ] Other:

Name:

Address:
Street

City	State	Zip

Telephone:

11. TYPE OF PLAN (NOTE: An Employer using this Adoption Agreement may not adopt profit-sharing and/or 401(k) features without also adopting the ESOP portion of the Plan.)

This Plan is an Employee Stock Ownership Plan (ESOP). The Plan is an ESOP, which is a Stock Bonus Plan that is designed to invest primarily in Employer Stock. The Plan is: (select one)

a. [X] Leveraged (the Exempt Loan provisions of the Plan apply)

b. [ ] Non-leveraged (the Exempt Loan provisions of the Plan do not apply)

AND, this Plan includes the following: (choose if applicable)

c. [ ] 401(k) provisions (herein the Plan will also be referred to as a 401(k) Plan)

12. CONTRIBUTION TYPES

The selections made below must correspond with the selections made under the Contributions and Allocations Section of this Adoption Agreement.

FROZEN PLAN OR CONTRIBUTIONS HAVE BEEN SUSPENDED (Plan Section 4.1(b)) (optional)

a. [ ] This is a frozen Plan (i.e., all contributions cease) (if this is a temporary suspension, select a.2):

1. [ ] All contributions ceased as of, or prior to, the effective date of this amendment and restatement and the prior Plan provisions are not reflected in this Adoption Agreement (may enter effective date at 3. below and/or select prior contributions at h. – n. below (optional), skip questions 13‑19 and 23‑33)

2. [ ] All contributions ceased or were suspended and the prior Plan provisions are reflected in this Adoption Agreement (must enter effective date at 3. below and select contributions at b. - g.)

Effective date

3. [ ] as of (effective date is optional unless a.2. has been selected above or this is the amendment or restatement to freeze the Plan).

CURRENT CONTRIBUTIONS

The Plan permits the following contributions (select one or more):

b. [ ] Elective Deferrals (Question 25). Also select below if Roth Elective Deferrals are permitted.

1. [ ] Roth Elective Deferrals (Plan Section 1.75)

a. [ ] Special Effective Date for Roth Elective Deferrals (choose if applicable) (select if Roth deferrals added in addition to and after Elective Deferrals)

c. [ ] 401(k) "ADP test safe harbor contributions" (Question 28)

1. [ ] 401(k) "ADP test safe harbor contributions" (other than QACA "ADP test safe harbor contributions") (Match, Nonelective)

2. [ ] QACA "ADP test safe harbor contributions"

d. [ ] Employer matching contributions (Question 29)

e. [X] Employer Nonelective contributions (includes Employer Stock Bonus contributions, and/or "prevailing wage contributions") (Questions 30‑31)

f. [ ] Rollover contributions (Question 43)

g. [ ] After‑tax voluntary Employee contributions (Question 44)

PRIOR CONTRIBUTIONS

The Plan used to permit, but no longer does, the following contributions (choose all that apply, if any):

h. [ ] Pre-tax Elective Deferrals

i. [ ] Roth Elective Deferrals

j. [ ] 401(k) "ADP test safe harbor contributions"

k. [ ] Employer matching contributions

l. [ ] Employer Nonelective contributions (includes Employer Stock Bonus, Money Purchase Pension Plan contributions)

m. [ ] Rollover contributions

n. [ ] After‑tax voluntary Employee contributions

ELIGIBILITY REQUIREMENTS

13. ELIGIBLE EMPLOYEES (Plan Section 1.27) means all Employees (including Leased Employees) EXCEPT those Employees who are excluded below or elsewhere in the Plan:

a. [ ] No excluded Employees. There are no additional excluded Employees under the Plan (skip to Question 14).

b. [X] Exclusions ‑ same for all contribution types. The following Employees are not Eligible Employees for all contribution types (select one or more of e. - p. below):

c. [ ] Exclusions ‑ different exclusions apply. The following Employees are not Eligible Employees for the designated contribution types (select one or more of d. - p. below; also select column 1. OR all that apply of columns 2. ‑ 4. for each exclusion selected at d. - n.) (may only be selected with 401(k) Plans):

NOTE: For 401(k) Plans - Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after‑tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective includes QNECs. "ADP test safe harbor contributions" (SH) (including those made pursuant to a QACA) are subject to the exclusions for Elective Deferrals except as provided in Question 28.

	1.		2.	3.	4.
Exclusions	All Contributions		Elective Deferrals/SH	Matching	Nonelective
d. [ ] No exclusions	N/A		[ ]	[ ]	[ ]
e. [X] Union Employees (Plan Section 1.27(d))	[X]	OR	[ ]	[ ]	[ ]
f. [X] Nonresident aliens (Plan Section 1.27(e))	[X]	OR	[ ]	[ ]	[ ]
g. [ ] Highly Compensated Employees (Plan Section 1.43)	[ ]	OR	[ ]	[ ]	[ ]
h. [X] Leased Employees (Plan Sections 1.27(g) and 1.51)	[X]	OR	[ ]	[ ]	[ ]
i. [ ] Residents of Puerto Rico	[ ]	OR	[ ]	[ ]	[ ]
j. [ ] Interns (Plan Section 1.27(h))	[ ]	OR	[ ]	[ ]	[ ]

k. [ ] Part‑time Employees (Plan Section 1.27(f)) A part‑time Employee is an Employee whose regularly scheduled service is less than  Hours of Service in the relevant eligibility computation period. See Note below.

	[ ]	OR	[ ]	[ ]	[ ]
l. [ ] Temporary Employees (Plan Section 1.27(f)) A temporary Employee is an Employee who is categorized as a temporary Employee on the Employer's payroll records. See Note below.	[ ]	OR	[ ]	[ ]	[ ]
m. [ ] Seasonal Employees (Plan Section 1.27(f)) A seasonal Employee is an Employee who is categorized as a seasonal Employee on the Employer's payroll records. See Note below.	[ ]	OR	[ ]	[ ]	[ ]

n. [ ] Other: (must be definitely determinable, may not be based on age or length of service (except in a manner consistent with k. above) or level of Compensation, must be nondiscriminatory under Code §401(a)(4) and the regulations thereunder, and, if using the average benefits test to satisfy Code §410(b) coverage testing, must be a reasonable classification)

	[ ]	OR	[ ]	[ ]	[ ]

o. [ ] Other: (must (1) specify contributions to which exclusions apply, (2) be definitely determinable and not based on age or length of service (except in a manner consistent with k., l., and m. above) or level of Compensation, (3) be nondiscriminatory under Code §401(a)(4) and the regulations thereunder, and (4) if using the average benefits test to satisfy Code §410(b) coverage testing, be a reasonable classification within the meaning of Regulation §1.410(b)-4(b)).

p. [ ] Code §410(b)(6)(C) inclusion. The Code §410(b)(6)(C) exclusion set forth in Plan Section 1.27 will not apply with respect to the following (such Employees must still satisfy any applicable eligibility conditions) (select one):

1. [ ] All Employees. 2. [ ] Only the following Employees (e.g., those who became Employees due to the acquisition of the assets of ABC Company)

NOTE: If option k. - m. (part-time, temporary and/or seasonal exclusions) is selected, then any such excluded Employee actually completes one (1) Year of Service, then such Employee will no longer be part of this excluded class. For this purpose, the Hours of Service method will be used for the one (1) Year of Service override regardless of any contrary selection at Question 17.

14. CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

a. [ ] No age and service required. No age and service required for all contribution types (skip to Question 15).

b. [X] Eligibility ‑ same for all contribution types. An Eligible Employee will be eligible to participate in the Plan for all contribution types upon satisfaction of the following (select one or more of e. ‑ n. below):

c. [ ] Eligibility ‑ different conditions apply. An Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following either for all contribution types or to the designated contribution type (select one or more of d. ‑ n. below; also select column 1. OR all that apply of columns 2. ‑ 4. for each condition selected at d. ‑ m.) (may only be selected with 401(k) Plans):

NOTE: For 401(k) Plans - Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after‑tax voluntary Employee contributions, and rollover contributions (unless otherwise selected at Question 43); Matching includes QMACs; and Nonelective includes QNECs. "ADP test safe harbor contributions" (SH) (including those made pursuant to a QACA) are subject to the conditions for Elective Deferrals except as provided in Question 28.

	1.		2.	3.	4.
Eligibility Conditions	All Contributions		Elective Deferrals/SH	Matching	Nonelective
d. [ ] No age and service required	N/A		[ ]	[ ]	[ ]
e. [ ] Age 20 1/2	[ ]	OR	[ ]	[ ]	[ ]
f. [X] Age 21	[X]	OR	[ ]	[ ]	[ ]
g. [ ] Age (may not exceed 21)	[ ]	OR	[ ]	[ ]	[ ]
h. [ ] (not to exceed 12) months of service (elapsed time)	[ ]	OR	[ ]	[ ]	[ ]
i. [ ] 1 Year of Service	[ ]	OR	[ ]	[ ]	[ ]
j. [ ] 2 Years of Service	[ ]	OR	[ ]	[ ]	[ ]

k. [ ]  (not to exceed 12) consecutive month period from the Eligible Employee's employment commencement date and during which at least  (not to exceed 1,000) Hours of Service are completed. If an Eligible Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the one (1) Year of Service requirement in i. above.

	[ ]	OR	[ ]	[ ]	[ ]

l. [X]   six  (not to exceed 12) consecutive months of employment from the Eligible Employee's employment commencement date. If an Eligible Employee does not complete the stated number of months, the Employee is subject to the one (1) Year of Service requirement in i. above.

	[X]	OR	[ ]	[ ]	[ ]
m. [ ] Other: ___ (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must satisfy the Notes below)	[ ]	OR	[ ]	[ ]	[ ]
n. [ ] Other: ________ (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must specify contributions to which conditions apply and satisfy the Notes below)

NOTE: If m. or n. is selected, the condition must be an age or service requirement that is definitely determinable and may not exceed age 21 and for Elective Deferrals, 1 Year of Service; for Employer matching and/or Nonelective contributions, may not exceed 2 Years of Service. If more than 1 Year of Service is required for Employer matching and/or Nonelective contributions, 100% immediate vesting is required.

NOTE: If the service requirement is or includes a fractional year, then, except in a manner consistent with k., an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, then an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless selected in k. above. In both cases, the Hours of Service method will be used for the one (1) Year of Service override (e.g., options k. and l.) regardless of any contrary selection at Question 17.

NOTE: Year of Service means Period of Service if the elapsed time method is chosen.

Waiver of conditions. The service and/or age requirements specified above will be waived in accordance with the following (leave blank if there are no waivers of conditions):

	1.		2.	3.	4.
Requirements waived	All Contributions		Elective Deferrals/SH	Matching	Nonelective

o. [ ] If employed on ___ the following requirements, and the entry date requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of  (e.g., such date or specify a date) (select a. and/or b. AND c. if applicable) (for 401(k) plans, also select column 1. OR all that apply of columns 2. ‑ 4.):

a. [ ] service requirement (may let part‑time Eligible Employees into the Plan)

b. [ ] age requirement

c. [ ] waiver is for:  (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

	[ ]	OR	[ ]	[ ]	[ ]

p. [ ] If employed on ___ the following requirements, and the entry date requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of  (e.g., such date or specify a date) (select a. and/or b. AND c. if applicable) (for 401(k) plans, also select column 1. OR all that apply of columns 2. ‑ 4.):

a. [ ] service requirement (may let part‑time Eligible Employees into the Plan)

b. [ ] age requirement

c. [ ] waiver is for:  (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

	[ ]	OR	[ ]	[ ]	[ ]

Amendment or restatement to change eligibility requirements

q. [ ] This amendment or restatement (or a prior amendment or restatement) modified the eligibility and/or entry date requirements and the prior eligibility and/or entry date conditions continue to apply to the Eligible Employees specified below. If this option is NOT selected, then all Eligible Employees must satisfy the eligibility and entry date conditions set forth above.

1. [ ] The modified eligibility and entry date conditions above only apply to Eligible Employees who were not Participants as of the effective date of the modification.

2. [ ] The modified eligibility and entry date conditions above only apply to individuals who were hired on or after the effective date of the modification.

15. EFFECTIVE DATE OF PARTICIPATION (ENTRY DATE) (Plan Section 3.2)

a. [X] Entry date same for all contribution types. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for all contribution types as of the entry date selected below (select one of c. ‑ k.) (for 401(k) plans, h. and i. are not permitted for all contribution types):

b. [ ] Entry date ‑ different dates apply. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for the designated contribution type as of the entry dates selected below (select one or more of c. ‑ k. below; also select all that apply of columns 2. ‑ 4. for each entry date selected at c. ‑ j.) (may only be selected with 401(k) Plans)

NOTE: For 401(k) Plans - Option g. below can only be selected when eligibility for Elective Deferral purposes is six months of service or less and age is 20 1/2 or less. Options g.3. and g.4. may be selected when eligibility is 1 1/2 Years of Service or less and age is 20 1/2 or less and the Plan provides for 100% vesting.

NOTE: For 401(k) Plans - Unless otherwise specified in this Section or any other Section, Elective Deferrals include Roth Elective Deferrals, after‑tax voluntary Employee contributions, and rollover contributions (unless otherwise selected at Question 43); Matching includes QMACs; and Nonelective includes QNECs. "ADP test safe harbor contributions" (SH) (including those made pursuant to a QACA) are subject to the provisions for Elective Deferrals except as provided in Question 28.

	1.		2.	3.	4.
Entry Date	All Contributions		Elective Deferrals/SH	Matching	Nonelective
c. [ ] Date requirements met	[ ]	OR	[ ]	[ ]	[ ]
d. [ ] First day of the month coinciding with or next following date requirements met	[ ]	OR	[ ]	[ ]	[ ]
e. [ ] First day of the Plan Year quarter coinciding with or next following date requirements met	[ ]	OR	[ ]	[ ]	[ ]
f. [X] First day of Plan Year or first day of 7th month of Plan Year coinciding with or next following date requirements met	[X]	OR	[ ]	[ ]	[ ]
g. [ ] First day of Plan Year coinciding with or next following date requirements met	[ ]	OR	[ ]	[ ]	[ ]
h. [ ] First day of Plan Year in which requirements met	N/A		N/A	[ ]	[ ]
i. [ ] First day of Plan Year nearest date requirements met	N/A		N/A	[ ]	[ ]
j. [ ] First day of Plan Year coinciding with or next __________ (must be definitely determinable and satisfy Note below)	[ ]	OR	[ ]	[ ]	[ ]
k. [ ] Other: ___________ (must specify contributions to which the conditions apply and must be definitely determinable and satisfy Note below)

NOTE: If j. or k. above is selected, then it must be completed in a manner that ensures an Eligible Employee who has satisfied the maximum age (21) and service requirements (1 Year (or Period) of Service (or more than 1 year if full and immediate vesting)) and who is otherwise entitled to participate, will become a Participant not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

16. RECOGNITION OF SERVICE WITH OTHER EMPLOYERS (Plan Sections 1.64 and 1.90)

a. [ ] No service with other employers is recognized except as otherwise required by law (e.g., the Plan already provides for the recognition of service with Employers who have adopted this Plan as well as service with Affiliated Employers and predecessor Employers who maintained this Plan; skip to Question 17).

b. [X] Service with the designated employers is recognized as follows (select c. - f. and one or more of columns 1. ‑ 3.; choose other options as applicable) (if more than 3 employers, attach an addendum to the Adoption Agreement or complete option k. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

	1.	2.	3.
Other Employer	Eligibility	Vesting	Contribution Allocation
c. [X] Employer name: Thunderbird Executive Resources, Inc.	[X]	[X]	[X]
d. [X] Employer name: Thunderbird Financial Corporation	[X]	[X]	[X]
e. [X] Employer name: Unitech, Inc.	[X]	[X]	[X]
f. [ ] Any entity or business the Employer acquires whether by asset or stock purchase, but only with respect to individuals who are employees of the acquired entity at the time of the acquisition	[ ]	[ ]	[ ]
Limitations

g. [X] The following provisions or limitations apply with respect to the recognition of service with other employers:   1st Bank of Oklahoma-persons who are employed by 1st Bank of Oklahoma as of January 1, 2012 and who continue employment after such date, subject to break in service provisions; Okemah National Bank-persons who were employed by Okemah National Bank as of October 20, 2011 and who continue employment after such date, subject to the break in service provisions; Pegasus Bank-persons who are employed by Pegasus Bank on August 15, 2019 and continue such employment through December 31, 2019, subject to the break in service provisions  (e.g., credit service with X only on/following 1/1/19 or credit all service with entities the Employer acquires after 12/31/18)

	[X]	[X]	[ ]

h. [ ] The following provisions or limitations apply with respect to the recognition of service with other employers:  (e.g., credit service with X only on/following 1/1/19 or credit all service with entities the Employer acquires after 12/31/18)

NOTE: If the other Employer(s) maintained this qualified Plan, then Years (and/or Periods) of Service with such Employer(s) must be recognized pursuant to Plan Sections 1.64 and 1.90 regardless of any selections above.

17. SERVICE CREDITING METHOD (Plan Sections 1.64 and 1.90)

NOTE: If any Plan provision is based on a Year of Service, then the provisions set forth in the definition of Year of Service in Plan Section 1.90 will apply, including the following defaults, except as otherwise elected below:

1. A Year of Service means completion of at least 1,000 Hours of Service during the applicable computation period.

2. Hours of Service (Plan Section 1.45) will be based on actual Hours of Service except that for Employees for whom records of actual Hours of Service are not maintained or available (e.g., salaried Employees) the monthly equivalency method will be used).

3. For eligibility purposes, the computation period will be as defined in Plan Section 1.90 (i.e., shift to the Plan Year if the eligibility condition is one (1) Year of Service or less).

4. For vesting, allocation, and distribution purposes, the computation period will be the Plan Year.

5. The one‑year hold‑out rule after a 1‑Year Break in Service will not be used.

a. [ ] Elapsed time method. (Period of Service applies instead of Year of Service) Instead of Hours of Service, elapsed time will be used for:

1. [ ] all purposes (skip to Question 18)

2. [ ] the following purposes (select one or more):

a. [ ] eligibility to participate

b. [ ] vesting

c. [ ] allocations, distributions and contributions

b. [X] Alternative definitions for the Hours of Service method. Instead of the defaults, the following alternatives will apply for the Hours of Service method (select one or more):

1. [ ] Eligibility computation period. Instead of shifting to the Plan Year, the eligibility computation period after the initial eligibility computation period will be based on each anniversary of the date the Employee first completes an Hour of Service.

2. [ ] Vesting computation period. Instead of the Plan Year, the vesting computation period will be the date an Employee first performs an Hour of Service and each anniversary thereof.

3. [X] Equivalency method. Instead of using actual Hours of Service, an equivalency method will be used to determine Hours of Service for:

a. [X] all purposes

b. [ ] the following purposes (select one or more):

1. [ ] eligibility to participate

2. [ ] vesting

3. [ ] allocations, distributions and contributions

Such method will apply to:

c. [ ] all Employees

d. [X] Employees for whom records of actual Hours of Service are not maintained or available (e.g., salaried Employees)

e. [ ] other: (e.g., per‑diem Employees only)

Hours of Service will be determined on the basis of:

f. [ ] days worked (10 hours per day)

g. [ ] weeks worked (45 hours per week)

h. [ ] semi‑monthly payroll periods worked (95 hours per semi‑monthly pay period)

i. [ ] months worked (190 hours per month)

j. [X] bi‑weekly payroll periods worked (90 hours per bi‑weekly pay period)

k. [ ] other: (e.g., option f. is used for per‑diem Employees and option g. is used for on‑call Employees)

4. [ ] Number of Hours of Service required. Instead of 1,000 Hours of Service, Year of Service means the applicable computation period during which an Employee has completed at least (not to exceed 1,000) Hours of Service for:

a. [ ] all purposes

b. [ ] the following purposes (select one or more):

1. [ ] eligibility to participate

2. [ ] vesting

3. [ ] allocations, distributions and contributions

c. [ ] Other service crediting provisions: (must be definitely determinable and nondiscriminatory; e.g., for vesting a Year of Service is based on 1,000 Hours of Service but for eligibility a Year of Service is based on 900 Hours of Service. NOTE: Must not list more than 1,000 hours in this Section.) This servicing credit provision will be used for:

1. [ ] All purposes

2. [ ] The following purposes (select one or more):

a. [ ] eligibility to participate

b. [ ] vesting

c. [ ] allocations, distributions and contributions

VESTING

18. VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

a. [ ] N/A (no Employer Nonelective contributions (other than "prevailing wage contributions")) (for 401(k) plans, also no matching contributions or QACA "ADP test safe harbor contributions") (skip to Question 20)

b. [X] The vesting provisions selected below apply to all Participants unless otherwise selected below. In addition, option l. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) can be used to specify any exceptions to the provisions below.

Vesting waiver. Employees who were employed on the date(s) indicated below and were Participants as of such date are 100% Vested. For Participants who enter the Plan after such date, the vesting provisions selected below apply (leave blank if no waiver applies):

1. [ ] For all contributions. The vesting waiver applies to all contributions if employed on (enter date)

2. [ ] For designated contributions. The vesting waiver applies to (select one or more) (may only be selected with 401(k) Plans):

a. [ ] Employer Nonelective Contributions if employed on

b. [ ] Employer matching contributions if employed on

c. [ ] QACA "ADP test safe harbor contributions" if employed on

Vesting for Employer Nonelective Contributions

c. [ ] N/A (no Employer Nonelective Contributions (other than "prevailing wage contributions"); skip to f.) (may only be selected with 401(k) Plans)

d. [ ] 100% vesting. Participants are 100% Vested in Employer Nonelective Contributions upon entering Plan (required if eligibility requirement is greater than one (1) Year (or Period) of Service).

e. [X] The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer Nonelective Contributions:

1. [X] 6 Year Graded: 0‑1 year‑0%; 2 years‑20%; 3 years‑40%; 4 years‑60%; 5 years‑80%; 6 years‑100%

2. [ ] 4 Year Graded: 1 year‑25%; 2 years‑50%; 3 years‑75%; 4 years‑100%

3. [ ] 5 Year Graded: 1 year‑20%; 2 years‑40%; 3 years‑60%; 4 years‑80%; 5 years‑100%

4. [ ] 3 Year Cliff: 0‑2 years-0%; 3 years‑100%

5. [ ] Other ‑ Must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Years (or Periods) of Service	Percentage
______	______%
______	______%
______	______%
______	______%
______	______%
______	______%

Vesting for Employer matching contributions (may only be selected with 401(k) Plans)

f. [ ] N/A (there are no Employer matching contributions that can be subject to a vesting schedule; skip to j.)

g. [ ] The schedule above will also apply to Employer matching contributions.

h. [ ] 100% vesting. Participants are 100% Vested in Employer matching contributions upon entering Plan. (required if eligibility requirement is greater than 1 Year (or Period) of Service)

i. [ ] The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer matching contributions:

1. [ ] 6 Year Graded: 0‑1 year‑0%; 2 years‑20%; 3 years‑40%; 4 years‑60%; 5 years‑80%; 6 years‑100%

2. [ ] 4 Year Graded: 1 year‑25%; 2 years‑50%; 3 years‑75%; 4 years‑100%

3. [ ] 5 Year Graded: 1 year‑20%; 2 years‑40%; 3 years‑60%; 4 years‑80%; 5 years‑100%

4. [ ] 3 Year Cliff: 0‑2 years‑0%; 3 years‑100%

5. [ ] Other ‑ must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Years (or Periods) of Service	Percentage
______	______%
______	______%
______	______%
______	______%
______	______%
______	______%

Vesting for QACA safe harbor contributions (may only be selected with 401(k) Plans)

j. [ ] N/A (no QACA "ADP test safe harbor contributions"; skip to Question 19)

k. [ ] 100% vesting. Participants are 100% Vested in QACA "ADP test safe harbor contributions" upon entering Plan (skip to Question 19).

l. [ ] The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the elapsed time method is selected), applies to the Participant's Qualified Automatic Contribution Safe Harbor Account:

1. [ ] 100% after two years: 0‑1 year‑0%; 2 years‑100%

2. [ ] Other ‑ Must be at least as liberal as 1. above in each year:

Years (or Periods) of Service	Percentage
Less than 1	______%
1	______%
2	100%

19. VESTING OPTIONS

Excluded vesting service. The following Years of Service will be disregarded for vesting purposes (select all that apply; leave blank if none apply):

a. [X] Service prior to the initial Effective Date of the Plan or a predecessor plan (as defined in Regulations §1.411(a)‑5(b)(3))

b. [X] Service prior to the computation period in which an Employee has attained age 18

Vesting for death, Total And Permanent Disability and Early Retirement Date. Regardless of the vesting schedule, a Participant will become fully Vested upon (select all that apply; leave blank if none apply):

c. [X] Death

d. [X] Total and Permanent Disability

e. [ ] Early Retirement Date

NOTE: Unless otherwise elected at option v. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), the options above apply to QACA "ADP test safe harbor contributions," if any, as well as to Employer Nonelective contributions and matching contributions.

RETIREMENT AGES

20. NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.57) means:

a. [X] Specific age. The date a Participant attains age 65 (see Note below).

b. [ ] Age/participation. The later of the date a Participant attains age (see Note below) or the (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

NOTE: A Participant's age specified above may not exceed 65 and, if this Plan includes transferred pension assets, a Participant's age may not be less than age 62 unless the Employer has evidence that the representative typical retirement age for the adopting Employer's industry is a lower age, but may be no less than age 55. If an age between 55 and less than 62 is inserted, no reliance will be afforded on the Opinion Letter issued to the Plan that such age is reasonably representative of the typical retirement age for the industry in which the Participants work.

21. NORMAL RETIREMENT DATE (Plan Section 1.58) means, with respect to any Participant, the:

a. [X] date on which the Participant attains "NRA"

b. [ ] first day of the month coinciding with or next following the Participant's "NRA"

c. [ ] first day of the month nearest the Participant's "NRA"

d. [ ] Anniversary Date coinciding with or next following the Participant's "NRA"

e. [ ] Anniversary Date nearest the Participant's "NRA"

f. [ ] Other: (e.g., first day of the month following the Participant's "NRA")

22. EARLY RETIREMENT DATE (Plan Section 1.23)

a. [X] N/A (no early retirement provision provided)

b. [ ] Early Retirement Date means the:

1. [ ] date on which a Participant satisfies the early retirement requirements

2. [ ] first day of the month coinciding with or next following the date on which a Participant satisfies the early retirement requirements

3. [ ] Anniversary Date coinciding with or next following the date on which a Participant satisfies the early retirement requirements

Early retirement requirements

4. [ ] Participant attains age

AND, completes.... (leave blank if not applicable)

a. [ ] at least Years (or Periods) of Service for vesting purposes

b. [ ] at least Years (or Periods) of Service for eligibility purposes

COMPENSATION

23. COMPENSATION with respect to any Participant is defined as follows (Plan Sections 1.18 and 1.42).

Base definition

a. [ ] Wages, tips and other compensation on Form W‑2

b. [ ] Code §3401(a) wages (wages for withholding purposes)

c. [X] 415 safe harbor compensation

NOTE: Plan Sections 1.18(d) and 1.42 provide that the base definition of Compensation includes deferrals that are not included in income due to Code §§401(k), 125, 132(f)(4), 403(b), 402(h)(1)(B)(SEP), 414(h)(2), & 457.

Determination period. Compensation will be based on the following "determination period" (this will also be the Limitation Year unless otherwise elected at option h. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

d. [X] the Plan Year

e. [ ] the Fiscal Year coinciding with or ending within the Plan Year

f. [ ] the calendar year coinciding with or ending within the Plan Year

Adjustments to Compensation (for Plan Section 1.18). Compensation will be adjusted by:

g. [ ] No adjustments. No adjustments to Compensation for all contribution types (skip to Question 24).

h. [X] Adjustments ‑ same for all contribution types. The following Compensation adjustments apply to all contribution types (select one or more of l. - v. below):

i. [ ] Adjustments ‑ different adjustments apply. The following Compensation adjustments for the designated contribution type (select one or more of k. - v. below; also select column 1. OR all that apply of columns 2. ‑ 5. for each adjustment selected at j. - u.) (may only be selected with 401(k) Plans):

NOTE: For 401(k) Plans - Elective Deferrals include Roth Elective Deferrals, Matching includes QMACs and matching "ADP test safe harbor contributions" (including those made pursuant to a QACA), and Nonelective includes Stock Bonus contributions, and QNECs unless specified otherwise. ADP Safe Harbor Nonelective includes nonelective "ADP test safe harbor contributions" (including those made pursuant to a QACA).

	1.		2.	3.	4.	5.
Adjustments	All Contributions		Elective Deferrals	Matching	Nonelective	ADP Safe Harbor Nonelective
j. [ ] no Adjustments	N/A		[ ]	[ ]	[ ]	[ ]
k. [ ] excluding salary reductions (401(k), 125, 132(f)(4), 403(b), SEP, 414(h)(2) pickup, & 457)	N/A		N/A	N/A	[ ]	[ ]

l. [ ] excluding reimbursements or other expense, allowances, fringe benefits (cash or non‑cash) (see IRS Publication 15-B), moving expenses, deferred compensation (other than deferrals specified in k. above) and welfare benefits.

	[ ]	OR	[ ]	[ ]	[ ]	[ ]
m. [X] excluding Compensation paid during the "determination period" while not a Participant in the component of the Plan for which the definition applies.	[X]	OR	[ ]	[ ]	[ ]	[ ]
n. [ ] excluding Compensation paid during the "determination period" while not a Participant in any component of the Plan for which the definition applies.	[ ]	OR	[ ]	[ ]	[ ]	[ ]
o. [ ] excluding Military Differential Pay	[ ]	OR	[ ]	[ ]	[ ]	[ ]
p. [ ] excluding amounts in excess of $___ a. [ ] limited to HCEs (must be selected for ADP Safe Harbor Plans)	[ ]	OR	[ ]	[ ]	[ ]	[ ]
The following adjustments will require annual nondiscrimination testing.
q. [ ] excluding overtime	[ ]	OR	[ ]	[ ]	[ ]	[ ]
r. [ ] excluding bonuses	[ ]	OR	[ ]	[ ]	[ ]	[ ]
s. [ ] excluding commissions	[ ]	OR	[ ]	[ ]	[ ]	[ ]
t. [ ] excluding Compensation paid by an Affiliated Employer that has not adopted this Plan	[ ]	OR	[ ]	[ ]	[ ]	[ ]

u. [ ] other: ____ (e.g., describe Compensation from the elections available above or a combination thereof as to a Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay))

	[ ]	OR	[ ]	[ ]	[ ]	[ ]

v. [ ] other:  (e.g., describe Compensation from the elections available above or a combination thereof as to a contribution source and Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay))

NOTE: If q., r., s., t., u., or v. is selected, the definition of Compensation could violate the nondiscrimination rules.
NOTE: For 401(k) Plans - q., r., s., t., u. or v. are not recommended if the Plan is using the ADP/ACP safe harbor provisions.

24. POST‑SEVERANCE COMPENSATION (415 REGULATIONS)

415 Compensation (post‑severance compensation adjustments) (select all that apply at a. ‑ b.; leave blank if none apply)

NOTE: Unless otherwise elected under a. below, the following defaults apply: 415 Compensation will include (to the extent provided in Plan Section 1.42), post‑severance regular pay, leave cash‑outs and payments from nonqualified unfunded deferred compensation plans.

a. [X] The defaults listed above apply except for the following (select one or more):

1. [X] Leave cash‑outs will be excluded

2. [X] Nonqualified unfunded deferred compensation will be excluded

3. [ ] Disability continuation payments will be included for:

a. [ ] Nonhighly Compensated Employees only

b. [ ] all Participants and the salary continuation will continue for the following fixed or determinable period:

4. [X] Other: payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code Section 414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service will be excluded (must be definitely determinable and nondiscriminatory in accordance with Code §401(a)(4) and the regulations thereunder.)

b. [ ] The last paycheck ("administrative delay") rule will be applied (amounts paid in the first few weeks of a Limitation Year due to administrative delay relate back to the prior Limitation Year).

Plan Compensation (post‑severance compensation adjustments)

c. [ ] Defaults apply. For all contribution types, Compensation will include (to the extent provided in Plan Section 1.18 and to the extent such amounts would be included in Compensation if paid prior to severance of employment) post‑severance regular pay, leave cash‑outs, and payments from nonqualified unfunded deferred compensation plans (skip to Question 25).

d. [X] Exclude all post‑severance compensation. Exclude all post‑severance compensation for all contribution types (may violate the nondiscrimination requirements) (skip to Question 25).

e. [ ] Post‑severance adjustments ‑ same for all contribution types. The defaults listed at c. apply except for the following for all contribution types (select one or more of i. ‑ l. below):

f. [ ] Post‑severance adjustments ‑ different adjustments apply. The defaults listed at c. apply except for the following for the designated contribution type (select one or more of g. ‑ l. below; also select column 1. OR all that apply of columns 2. ‑ 5. for each adjustment selected at g. - l.) (may only be selected with 401(k) Plans):

	1.		2.	3.	4.	5.
Adjustments	All Contributions		Elective Deferrals	Matching	Nonelective	ADP Safe Harbor Nonelective
g. [ ] Defaults apply	N/A		[ ]	[ ]	[ ]	[ ]
h. [ ] Exclude all post‑severance compensation (may violate the nondiscrimination requirements)	N/A		[ ]	[ ]	[ ]	[ ]
i. [ ] Regular pay will be excluded (may violate the nondiscrimination requirements)	[ ]	OR	[ ]	[ ]	[ ]	[ ]
j. [ ] Leave cash‑outs will be excluded	[ ]	OR	[ ]	[ ]	[ ]	[ ]
k. [ ] Nonqualified unfunded deferred compensation will be excluded	[ ]	OR	[ ]	[ ]	[ ]	[ ]
l. [ ] Disability continuation payments will be included for: a. [ ] NHCEs only b. [ ] all Participants and the salary continuation will continue for the following fixed or determinable period:___	[ ]	OR	[ ]	[ ]	[ ]	[ ]
m. [ ] Other: (must be definitely determinable and nondiscriminatory in accordance with Code §401(a)(4) and the regulations thereunder.)

CONTRIBUTIONS AND ALLOCATIONS

25. SALARY DEFERRAL ARRANGEMENT ‑ ELECTIVE DEFERRALS (Plan Section 12.2) (skip if Elective Deferrals NOT selected at Question 12.b.) (Roth Elective Deferrals are permitted if selected at Question 12.b.1)

A. Elective Deferral limit. Each Participant may elect to have Compensation deferred by:

a. [ ] up to (select one):

1. [ ] % of Compensation

2. [ ] $

b. [ ] from (select one)

1. [ ] % to % of Compensation

2. [ ] $ to $

c. [ ] up to the maximum amount allowed by law (i.e., Code §§402(g) and 415)

d. [ ] Minimum deferral amount. A Participant's Elective Deferrals may not be less than: (specify dollar amount (not greater than $10,000) and/or percentage of Compensation (not greater than 10%)).

B. Additional Elective Deferral limits. Regardless of the above limits (if any), the following apply (select all that apply; leave blank if none apply):

e. [ ] If a. or b. above is selected, a Participant may make a separate election to defer with respect to irregular pay (e.g., bonus)

1. [ ] For purposes of the separate election, a Participant may elect to defer up to % of irregular pay (regardless of the limitation in a. or b. above)

f. [ ] For Participants who are HCEs determined as of the beginning of a Plan Year, then instead of 25.A. applying, the Elective Deferral limit is (must be equal to or lower than limit selected in 25.A.; may not be selected if HCEs are excluded at 13.g.1 or 13.g.2) (select one):

1. [ ] % of Compensation

2. [ ] other: (e.g., must be a specific limit that only applies to some or all HCEs)

C. Catch‑Up Contributions (Plan Section 1.15). May eligible Participants make Catch‑Up Contributions?

g. [ ] No (skip to D. below)

h. [ ] Yes, and the following provisions apply:

Matching Catch‑Up Contributions. Catch‑Up Contributions will be taken into account in applying any matching contribution under the Plan unless selected below.

1. [ ] Matching contributions will not be made for amounts attributable to Catch-Up Contributions (may not be selected if this Plan provides for matching "ADP test safe harbor contributions," or "ACP test safe harbor matching contributions")

Special effective date (choose if applicable)

2. [ ] The effective date of the Catch‑Up Contribution provisions is (enter special effective date)

D. Elective Deferral special effective date (choose if applicable)

i. [ ] The effective date of the Elective Deferral component of the Plan, which is also the first Entry Date for the Elective Deferral component of the Plan, is the later of (enter month day, year; may not be earlier than the date on which the Employer first adopts the Elective Deferral component of the Plan) or the date the Employer operationally begins taking deferrals from Compensation

26. AUTOMATIC CONTRIBUTION ARRANGEMENT (Plan Section 12.2 and 12.9) (skip if Elective Deferrals are NOT selected at Question 12.b.)

A. Automatic Deferral provisions. Will the Plan include Automatic Deferral provisions?

a. [ ] No (skip to Question 28)

b. [ ] Yes, this Plan includes (select one):

1. [ ] A traditional Automatic Contribution Arrangement (not an Eligible Automatic Contribution Arrangement (EACA) or a Qualified Automatic Contribution Arrangement (QACA))

2. [ ] An Eligible Automatic Contribution Arrangement (EACA) but not a Qualified Automatic Contribution Arrangement (QACA)

3. [ ] A Qualified Automatic Contribution Arrangement (QACA) (a QACA, by definition, satisfies the requirements of an Eligible Automatic Contribution Arrangement (EACA)) (must be selected if QACA safe harbor contributions is selected at 12.c.2.)

B. Participants subject to the Automatic Deferral provisions. The Automatic Deferral provisions apply to Employees who become Participants on or after the effective date of these Automatic Deferral provisions, except as otherwise provided herein.

Application to existing Eligible Employees. If the effective date of these Automatic Deferral provisions is later than the date Elective Deferrals were first permitted under this Plan, then the following rules apply to Eligible Employees who were Participants immediately prior to the effective date of these Automatic Deferral provisions (if an EACA and not a QACA, see the Note below; select c., d. or e.):

c. [ ] The Automatic Deferral provisions are either already an ongoing arrangement or will be implemented prospectively on a limited basis (if selected, do not select d.)

1. [ ] No existing Eligible Employees. These Automatic Deferral provisions have applied since the date Elective Deferrals were first permitted under this Plan.

2. [ ] No application to existing Participants. These Automatic Deferral provisions do not apply to Employees who were Participants immediately prior to the effective date of these Automatic Deferral provisions. (may not be selected with QACA).

3. [ ] New hires only (not applicable to QACA). These Automatic Deferral provisions only apply to Employees whose employment commencement date (or reemployment commencement date) is on or following the effective date of these Automatic Deferral provisions or the following date:

Other effective date. (optional; specify a date)

a. [ ] ____

d. [ ] These Automatic Deferral provisions apply to existing Participants in accordance with the following (select one):

1. [ ] All Participants. All existing Participants, regardless of any prior Salary Deferral Agreement.

2. [ ] Affirmative Election of at least Automatic Deferral amount. All existing Participants, except those who have an Affirmative Election in effect on the effective date of these Automatic Deferral provisions that is at least equal to the Automatic Deferral amount.

3. [ ] No existing Affirmative Election. All existing Participants, except those who have an Affirmative Election in effect on the effective date of these Automatic Deferral provisions.

e. [ ] Other (may not be used if a QACA): (must be definitely determinable in accordance with Regulation §1.401‑1(b)(1)(ii))

NOTE: Option B.e. may be used to exclude other Participants from the Automatic Deferral provisions.

NOTE: If an EACA and not a QACA and c. is selected (i.e., EACA does not apply to existing Participants), then the six‑month period for relief from the excise tax under Code §4979(f)(1) will not apply. In addition, the six‑month period for relief from the excise tax will only apply if all HCEs and NHCEs are covered Employees under the EACA for the entire Plan Year (or for the portion of the Plan Year that such Employees are Eligible Employees under the Plan within the meaning of Code §410(b)).

C. Automatic Deferral amount. Unless a Participant makes an Affirmative Election, the Employer will withhold the following Automatic Deferral amount (select one):

f. [ ] % of Compensation for each payroll period (if a QACA, must not be more than 10% and may not be less than 3% if escalation provisions used in D. below or 6% if no escalation provisions are selected)

g. [ ] $ for each payroll period (may not be selected if a QACA or EACA)

h. [ ] QACA statutory minimum schedule (may select even if Plan is not a QACA). Unless a modified QACA statutory schedule is selected below, the Employer will withhold from a Participant's Compensation each payroll period the percentage of Compensation set forth in the following, which is based on the Plan Year of application to a Participant: 1‑2 years‑3%; 3 years‑4%; 4 years‑5%; 5 or more‑6%. (if selected, skip D.)

1. [ ] The following modified QACA statutory schedule will apply (the limitations in the parentheses below only applies to QACAs):

Plan Year of application to a Participant	Automatic Deferral Percentage
1	____% (not less than 3)
2	____% (not less than 3)
3	____% (not less than 5)
4	____% (not less than 6 and not more than 10)
5	____% (not less than 6 and not more than 10)
6	____% (not less than 6 and not more than 10)
7	____% (not less than 6 and not more than 10)
8	____% (not less than 6 and not more than 10)
9	____% (not less than 6 and not more than 10)
10 and thereafter	____% (not less than 6 and not more than 10)

i. [ ] Other: (in order to satisfy the QACA requirements (if applicable), an alternative Automatic Deferral amount schedule (i) must be uniform based on the number of years, or portions of years, since the beginning of the initial period for a Participant, (ii) must satisfy the minimum percentage requirement in h. above throughout the Plan Year, and (iii) must not exceed 10% of Compensation)

D. Escalation of Automatic Deferral amount (may not be selected with 26.h.)

j. [ ] No escalation or Plan is a QACA (any escalation for a QACA must be set forth above)

k. [ ] Scheduled increases. The initial Automatic Deferral amount will increase as selected below (may not be selected with h. above):

1. [ ] by % point(s) of Compensation (choose a. below if applicable)

a. [ ] up to a maximum of % of Compensation

2. [ ] by $ (may not be selected if an EACA; choose a. below if applicable)

a. [ ] up to a maximum of $

3. [ ] other: (in order to satisfy the QACA requirements (if applicable), an alternative Automatic Deferral amount schedule (i) must be uniform based on the number of years, or portions of years, since the beginning of the initial period for a Participant, (ii) must satisfy the minimum percentage requirement in h. above throughout the Plan Year, and (iii) must not exceed 10% of Compensation)

Change Date

4. [ ] N/A (entry at k.3. includes timing provision)

5. [ ] The escalation provision above will apply as of:

a. [ ] each anniversary of the Participant's date of hire

b. [ ] each anniversary of the Participant's Entry Date

c. [ ] the first day of each Plan Year

d. [ ] the first day of each calendar year

e. [ ] other: (must be a specified date that occurs at least annually after the Plan Year in which the Participant is first subject to the Automatic Contribution Arrangement)

First change date of application. Unless selected below, the escalation provision above will apply as of the first change date specified above that begins after the period in which the Participant first has contributions made pursuant to a default election.

f. [ ] The escalation provision will apply as of the second change date period after the Participant first has contributions made pursuant to a default election.

E. Other Automatic Deferral elections (leave blank if none apply)

l. [ ] Optional elections (select one or more)

Type of Elective Deferral. The Automatic Deferral is a Pre‑Tax Elective Deferral unless selected below (may only be selected if Roth Elective Deferrals are selected at 12.b.1.):

1. [ ] the Automatic Deferral is a Roth Elective Deferral

2. [ ] other: (e.g., 50% Pre‑Tax and 50% Roth Elective Deferrals)

F. EACA elections (skip if NOT a QACA or EACA)

Permissible withdrawals. Does the Plan permit Participant permissible withdrawals (as described in Plan Section 12.2(b)(4)) within 90 days (or less) of first Automatic Deferral?

m. [ ] No

n. [ ] Yes, within 90 days of first Automatic Deferral

o. [ ] Yes, within: days (may not be less than 30 nor more than 90 days)

Affirmative Election. Will Participants who are eligible to defer (even if they have made an Affirmative Election) continue to be covered by the EACA provisions (i.e., their Affirmative Election will remain intact but they must receive an annual notice)? (skip if a QACA)

p. [ ] Yes (if selected, then the annual notice must be provided to Participants)

q. [ ] No (if selected, then the Plan cannot use the six‑month period for relief from the excise tax of Code §4979(f)(1))

G. Special effective dates (optional; may choose one or both)

r. [ ] The Automatic Deferral provisions set forth above are effective as of

s. [ ] Other: (If there are multiple retroactive special effective dates, complete this Question 26 based on the current Plan provisions and, if desired, duplicate this Question 26 and attach as an Appendix to indicate other special effective dates and the provisions that applied)

27. AUTOMATIC ESCALATION OF PARTICIPANTS WITH AFFIRMATIVE ELECTIONS

The following Automatic Escalation provisions apply to Participants who have made an Affirmative Election (see Question 26 for provisions Automatic Deferral provisions that apply to Participants who have made no Affirmative Election). (skip if Elective Deferrals are NOT selected at Question 12.b.)

A. Automatic Escalation of Affirmative Elections. Will the Plan automatically escalate Participants with an Affirmative Election?

a. [ ] No (skip to Question 28)

b. [ ] Yes. If Automatic Escalation applies to a Participant, this constitutes a provision that the Participant's affirmative election will expire annually. Under a 401(k) plan, the plan may provide that an affirmative election expires annually. If a participant fails to complete a new affirmative election subsequent to their prior election expiring, the participant becomes subject to the default deferral percentage as outlined in this Election 27 and in Plan Section 12.2(l)(1). Each year, the participant can always complete a new affirmative election and designate a new deferral percentage.

B. Participants affected. The Automatic Escalation provisions apply to the following Participants with Affirmative Elections (select one of c., d., or e.):

c. [ ] All Deferring Participants. All Participants who have a Salary Reduction Agreement in effect as of the effective date of these automatic deferral provisions to defer at least % of Compensation.

d. [ ] New Deferral Elections. All Participants who file a Salary Reduction Agreement after the effective date of these provisions to defer at least % of Compensation.

e. [ ] Describe affected Participants: ____________________ (the group of Participants must be definitely determinable and if an EACA (including a QACA) as elected in Question 26, must be uniform)

C. Automatic Increases. Affirmative Elections of Participants covered by this Question 27 will be increased as follows (select one):

f. [ ] Same as Automatic Enrollment escalation. The same escalation provisions selected in Question 26 apply to Participants covered by this Question 27 (if selected, skip the remaining Questions).

g. [ ] Scheduled increases. The Affirmative Election amount will increase as selected below

1. [ ] by % point(s) of Compensation (choose a. below if applicable)

a. [ ] up to a maximum of % of Compensation

2. [ ] by $ (may not be selected if an EACA; choose a. below if applicable)

a. [ ] up to a maximum of $

3. [ ] other: (must be uniform if an EACA)

Change Date

4. [ ] N/A (entry at g.3. includes timing provision)

5. [ ] The escalation provision above will apply as of:

a. [ ] each anniversary of the Participant's date of hire

b. [ ] each anniversary of the Participant's Entry Date

c. [ ] the first day of each Plan Year

d. [ ] the first day of each calendar year

e. [ ] other:

First change date. Unless selected below, the escalation provision above will apply as of the first change date specified above that begins after the period in which the Participant first has an Affirmative Election subject to these provisions.

f. [ ] The escalation provision will apply as of the second change date after the Participant first has an Affirmative Election subject to these provisions.

D. Other Automatic Escalation provisions (leave blank if none apply)

h. [ ] Optional elections (select one or more)

Type of Elective Deferral. The Automatic Escalation will be the same, or proportionate, type of Elective Deferral (i.e., Pre-Tax Elective Deferral or Roth Elective Deferral) as elected by the Participant in the Affirmative Election unless selected below (may only be selected if Roth Elective Deferrals are selected at 12.b.1.):

1. [ ] the Automatic Escalation is a Roth Elective Deferral

2. [ ] other: (e.g., 50% Pre‑Tax and 50% Roth Elective Deferrals)

i. [ ] Special effective dates (optional; may choose one or both)

1. [ ] The Automatic Escalation provisions set forth above are effective on and after

2. [ ] Other: (If there are multiple retroactive special effective dates, complete this Question 27 based on the current Plan provisions and, if desired, duplicate this Question 27 and attach as an Appendix to indicate other special effective dates and the provisions that applied.)

28. 401(k) ADP TEST SAFE HARBOR PROVISIONS (Plan Sections 12.8 and 12.9) (skip if "ADP test safe harbor contributions" are NOT selected at Question 12.c.)

NOTE: If the Employer wants the discretion to determine whether the provisions will apply on a year‑by‑year basis, then the Employer may select 28.a. or b. and 28.d.3.

NOTE: If the Employer will make the safe harbor contribution to another plan, complete this Question 28 and mark 28.e. to specify the name of the plan to which the safe harbor contribution will be deposited.

A. ADP and ACP test safe harbor. For any Plan Year in which any type of matching contribution is made, will the "ADP and ACP test safe harbor" provisions be used?

a. [ ] No. Only the "ADP (and NOT the ACP) test safe harbor" provisions will be used.

b. [ ] Yes. Both the "ADP and ACP test safe harbor" provisions will be used for any Plan Year in which any type of matching contribution is made. (If selected, complete the provisions of the Adoption Agreement relating to Employer matching contributions (i.e., Question 29) that will apply, if any, in addition to any selections made in c. below. Also, no allocation conditions may be imposed at 29.E. unless no HCEs are eligible to receive the matching contribution)

B. Safe harbor contribution. The Employer will make the following "ADP test safe harbor contribution" for the Plan Year:

NOTE: The "ACP test safe harbor" is automatically satisfied if the only matching contribution made to the Plan is either, as described below, (1) a basic matching contribution (traditional or QACA) or (2) an enhanced matching contribution (traditional or QACA) that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

c. [ ] Safe harbor matching contribution (select one of 1. ‑ 4. AND one of 5. ‑ 9.). The Employer will make matching "ADP test safe harbor contributions" to the Account of each "eligible Participant" as elected below.

1. [ ] Traditional basic matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

2. [ ] Traditional enhanced matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of:

a. [ ] % (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed % (may not be less than 3% or may be less than 3% provided the rate of match will result in a matching contribution of at least 100% on Elective Deferrals up to 3%; if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

b. [ ] % of the Participant's Elective Deferrals that exceed % (must be the same % entered at a.) of the Participant's Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

c. [ ] % of the Participant's Elective Deferrals that exceed % (must be the same % entered at b.) of the Participant's Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.

NOTE: a., b. and c. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making basic matching contributions (as defined in 28.c.1. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. and c. need not be completed.

3. [ ] QACA basic matching contribution. The Employer will contribute an amount equal to the sum of 100% of a Participant's Elective Deferrals that do not exceed 1% of Participant's Compensation, plus 50% of the Participant's Elective Deferrals that exceed 1% of the Participant's Compensation but do not exceed 6% of the Participant's Compensation.

4. [ ] QACA enhanced matching contribution. The Employer will contribute an amount equal to the sum of:

a. [ ] % (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed

% (may not be less than 1%; if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

b. [ ] % of the Participant's Elective Deferrals that exceed % (must be the same % entered at a.) of the Participant's Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

c. [ ] % of the Participant's Elective Deferrals that exceed % (must be the same % entered at b.) of the Participant's Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.

NOTE: a., b. and c. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making QACA basic matching contributions (as defined in 28.c.3. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. and c. need not be completed.

Determination period. The matching "ADP test safe harbor contribution" above will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):

5. [ ] the Plan Year (potential annual true-up required)

6. [ ] each payroll period (no true-up)

7. [ ] all payroll periods ending within each month (potential monthly true-up contribution required)

8. [ ] all payroll periods ending within each Plan Year quarter (potential quarterly true-up required)

9. [ ] each payroll unit (e.g., hour) (no true-up)

d. [ ] Safe harbor nonelective contributions (select one)

1. [ ] 3% contribution. The Employer will make a nonelective "ADP test safe harbor contribution" for the Plan Year to the Account of each "eligible Participant" in an amount equal to 3% of each Participant's Compensation.

2. [ ] Stated contribution. The Employer will make a nonelective "ADP test safe harbor contribution" to the Account of each "eligible Participant" in an amount equal to % (may not be less than 3%) of each Participant's Compensation.

3. [ ] "Maybe" election. The Employer may elect to make a nonelective "ADP test safe harbor contribution" after a Plan Year has commenced in accordance with the provisions of Plan Section 12.8(h). If this option d.3. is selected, the nonelective "ADP test safe harbor contribution" will be required only for a Plan Year for which the Plan is amended to provide for such contribution and the appropriate supplemental notice is provided to Participants.

e. [ ] Safe harbor contribution to another Plan. The Employer will make a nonelective or matching "ADP test safe harbor contribution" to another defined contribution plan maintained by the Employer (specify the complete name of the other plan):

.

C. Excluded Participants. For purposes of the "ADP test safe harbor contribution," the term "eligible Participant" means any Participant who is eligible to make Elective Deferrals unless otherwise excluded below (leave blank if no exclusions):

f. [ ] Exclusions (select one or more):

1. [ ] Highly Compensated Employees (HCEs). The Employer may, however, make a discretionary "ADP test safe harbor contribution" and/or "ACP test safe harbor contribution" for any or all HCEs in a percentage that does not exceed the amount (or in the case of a matching "ADP test safe harbor contribution," the rate) provided to the NHCEs.

2. [ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code §410(a) (i.e., age 21 and 1 Year of Service), with the following deemed effective date of participation (if selected, the top-heavy exemption in Plan Section 12.8(f) will not apply):

a. [ ] the earlier of the first day of the first month or the first day of the seventh month of the Plan Year immediately following the date such conditions are satisfied

b. [ ] the first day of the Plan Year in which the requirements are met

c. [ ] other: (not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied)

3. [ ] Union Employees (as defined in Plan Section 1.27)

4. [ ] Other: (must be an HCE or an Employee who can be excluded under the permissive or mandatory disaggregation rules of Regulations §§1.401(k)‑1(b)(4) and 1.401(m)‑1(b)(4); e.g., Employees who have not completed 6 months of service)

D. Special effective dates (may be left blank if no special effective dates need to be specified in this Plan) (select all that apply)

g. [ ] Safe harbor provisions (other than QACA). The "ADP and ACP test safe harbor" provisions are effective as of:

(enter the date the provisions are effective and, if necessary, enter any other special effective dates that apply with respect to the provisions; generally must be the first day of a Plan Year or the date Elective Deferrals are first permitted).

h. [ ] QACA provisions. The QACA provisions are effective as of: (enter the date the provisions are effective and, if necessary, enter any other special effective dates that apply with respect to the provisions; generally must be the first day of a Plan Year or the date Elective Deferrals are first permitted)

i. [ ] Other: (If there are multiple retroactive special effective dates, complete this Question 28 based on the current Plan provisions and then duplicate this Question 28 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

E. Elective Deferrals considered for matching contribution. If a matching contribution is selected above, then the Plan will disregard a Participant's Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant unless otherwise elected below.

j. [ ] The Plan will include a Participant's Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant.

29. EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2) and Plan Section 12.12) (skip if matching contributions are NOT selected at Question 12.d.)

If the "ACP test safe harbor" provisions are being used (i.e., Question 28.b. is selected), then the Plan will only take into account Elective Deferrals up to 6% of Compensation in applying the matching contribution set forth below and the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

A. Matching formula.

a. [ ] Employer matching contribution as follows (select 1. or 2.):

1. [ ] Flexible Discretionary Match. A "Flexible Discretionary Match" means a Matching Contribution which the Employer in its sole discretion elects to make to the Plan. Except as specified below, the Employer retains discretion over the formula or formulas for allocating the Flexible Discretionary Match, including the Discretionary Matching Contribution rate or amount, the limit(s) on Elective Deferrals or Employee Contributions subject to match, the per Participant match allocation limit(s), the Participants or categories of Participants who will receive the allocation, and the time period applicable to any matching formula(s) (collectively, the "Flexible Discretionary Matching Formula"), except as the Employer otherwise elects in its Adoption Agreement. Such contributions will be subject to the Instructions and Notice requirement of Section 12.12, reproduced below, unless the Employer elects to use a "Rigid Discretionary Match" in Election 29.A.a.1.a. below.

The discretionary matching contribution under this Question 29.A.a. is a "Flexible Discretionary Match" unless the Employer elects to use a "Rigid Discretionary Match." (Choose a. if applicable.)

a. [ ] Rigid Discretionary Match. A "Rigid Discretionary Match" means a Matching Contribution which the Employer in its sole discretion elects to make to the Plan. Such discretion will only pertain to the amount of the annual contribution. The Employer must select the allocation method for this Contribution by selecting among those Adoption Agreement options which confer no Employer Discretion regarding the allocation of such discretionary amount, for example, the limit(s) on Elective Deferrals or Employee Contributions subject to match, the per Participant match allocation limit(s), the Participants who will receive the allocation, and the time period applicable to any matching formula(s). This "Rigid Discretionary Match" is not subject to the Instructions and Notice requirement of Section 12.12.

Section 12.12 provides: INSTRUCTIONS TO ADMINISTRATOR AND NOTIFICATION TO PARTICIPANTS. For Plan Years beginning after the end of the Plan Year in which this document is first adopted, if a "Flexible Discretionary Match" contribution formula applies (i.e., a formula that provides an Employer with discretion regarding how to allocate a matching contribution to Participants) and the Employer makes a "Flexible Discretionary Match" to the Plan, the Employer must provide the Plan Administrator or Trustee written instructions describing (1) how the "Flexible Discretionary Match" formula will be allocated to Participants (e.g., a uniform percentage of Elective Deferrals or a flat dollar amount), (2) the computation period(s) to which the "Flexible Discretionary Match" formula applies, and (3) if applicable, a description of each business location or business classification subject to separate "Flexible Discretionary Match" allocation formulas. Such instructions must be provided no later than the date on which the "Flexible Discretionary Match" is made to the Plan. A summary of these instructions must be communicated to Participants who receive an allocation of the "Flexible Discretionary Match" no later than 60 days following the date on which the last "Flexible Discretionary Match" contribution is made to the Plan for the Plan Year.

2. [ ] Fixed ‑ uniform rate/amount. The Employer will make matching contributions equal to % (e.g., 50) of the Participant's Elective Deferrals, plus (select a. or leave blank if not applicable):

a. [ ] an additional matching contribution of a discretionary percentage determined by the Employer,

1. [ ] but not to exceed % of Compensation (leave blank if not applicable). Such contribution is subject to the Instructions and Notice requirement of Section 12.12.

Matching limit on Elective Deferrals. In determining the Employer matching contribution above, only the following will be matched. Elective Deferrals up to (select 3. OR 4.; leave blank if not applicable):

3. [ ] the percentage or dollar amount specified below (select one or both)

a. [ ] % of a Participant's Compensation.

b. [ ] $ .

4. [ ] a discretionary percentage of a Participant's Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis for all Participants. Such contribution is subject to the Instructions and Notice requirement of Section 12.12.

b. [ ] Discretionary ‑ tiered. The Employer may make matching contributions equal to a discretionary percentage of a Participant's Elective Deferrals, to be determined by the Employer, of each tier, to be determined by the Employer. The tiers may be based on the rate of a Participant's Elective Deferrals or Years of Service. Such contribution is subject to the Instructions and Notice requirement of Section 12.12.

c. [ ] Fixed ‑ tiered. The Employer will make matching contributions equal to a uniform percentage of each tier of each Participant's Elective Deferrals, determined as follows:

NOTE: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the Participant's Compensation (add additional tiers if necessary):

Tiers of Contributions (indicate $ or %)	Matching Percentage
First _____	______%
Next _____	______%
Next _____	______%
Next _____	______%

d. [ ] Fixed ‑ Years of Service. The Employer will make matching contributions equal to a uniform percentage of each Participant's Elective Deferrals based on the Participant's Years of Service (or Periods of Service if the elapsed time method is selected), determined as follows (add additional tiers if necessary):

Years (or Periods) of Service	Matching Percentage
______	______%
______	______%
______	______%

For purposes of the above matching contribution formula, a Year (or Period) of Service means a Year (or Period) of Service for:

1. [ ] vesting purposes

2. [ ] eligibility purposes

In determining the Employer matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched (select all that apply; leave blank if not applicable):

3. [ ] % of a Participant's Compensation.

4. [ ] $ .

e. [ ] Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401‑1(b). The Employer may only describe the matching formula from the elections available in this Question 29, and/or a combination thereof, as to a Participant group (e.g., Fixed Match of 50% of elective deferrals of deferrals up to 6% of annual compensation applies to Collective Bargaining Employees; Discretionary Match allocated each payroll period applies to all other Participants)). If the formula is non uniform, it is not a design based safe harbor for nondiscrimination purposes. Such contribution is subject to the Instructions and Notice requirement of Section 12.12.

NOTE: If a.1., b., c., d., or e. above is selected, the Plan may violate the Code §401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years (or Periods) of Service increase.

Maximum matching contribution. (leave blank if not applicable)

f. [ ] The matching contribution made on behalf of any Participant for any Plan Year will not exceed (select 1. or 2.):

1. [ ] $ .

2. [ ] % of Compensation.

B. Date of Elective Deferrals considered for matching contribution. The Plan will disregard a Participant's Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant unless otherwise elected below.

g. [ ] The Plan will include a Participant's Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant.

C. Period of determination. Matching contribution other than a "Flexible Discretionary Match" will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period. Skip if the only Matching Contribution is a Flexible Discretionary Match.):

h. [ ] the Plan Year (potential annual true-up required)

i. [ ] each payroll period (no true-up)

j. [ ] all payroll periods ending within each month (potential monthly true-up required)

k. [ ] all payroll periods ending within each Plan Year quarter (potential quarterly true-up required)

l. [ ] each payroll unit (e.g., hour) (no true-up)

m. [ ] Other (specify): . The time period described must be definitely determinable under Treas. Reg. §1.401-1(b). This line may be used to apply different options to different matching contributions (e.g., Discretionary matching contributions will be allocated on a Plan Year period while fixed matching contributions will be allocated on each payroll period.) Such contribution period is subject to the Instructions and Notice requirement of Section 12.12.

D. QMACs (Plan Section 1.71). The matching contributions will NOT be Qualified Matching Contributions (QMACs) unless otherwise selected below (leave blank if not applicable).

n. [ ] The matching contributions will be QMACs (fully Vested and subject to restrictions on withdrawals as set forth in the Plan). Such contributions may be used in either the ADP or ACP test.

E. Allocation conditions (Plan Section 12.3). Select o. OR p. and all that apply of q. ‑ w. (Note: If the "ACP test safe harbor" provisions are being used (Question 28.b.), option o. below (no conditions) must be selected, unless no HCEs are eligible to receive the matching contribution.)

o. [ ] No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip p. - w.).

p. [ ] Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below)

Conditions for Participants NOT employed on the last day of the Plan Year.

1. [ ] Required Service During the Plan Year:

A Participant must complete at least (not to exceed 1,000; if more than 501 is entered then the Plan could violate coverage requirements under Code §410(b)) Hours of Service if the actual hours/equivalency method is selected.

A Participant must complete at least (not to exceed 6; if more than 3 is entered then the Plan could violate coverage requirements under Code §410(b)) months of service if the elapsed time method is selected.

2. [ ] A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected). (could cause the Plan to violate coverage requirements under Code §410(b))

3. [ ] Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))

4. [ ] Participants will share in the allocations, regardless of service.

5. [ ] Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected). The exclusions entered into the blank/fill-in cannot result in the group of NHCEs participating under the plan being only those NHCEs with the lowest amount of compensation and/ or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code §410(b)).

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))

6. [ ] No service requirement.

7. [ ] A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected).

8. [ ] A Participant must complete at least (not to exceed 1,000) Hours of Service during the Plan Year.

9. [ ] Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected). The exclusions entered into the blank/fill-in cannot result in the group of NHCEs participating under the plan being only those NHCEs with the lowest amount of compensation and/ or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code §410(b)).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If p.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):

q. [ ] Death

r. [ ] Total and Permanent Disability

s. [ ] Termination of employment on or after Normal Retirement Age

1. [ ] or Early Retirement Date

Code §410(b) fail‑safe. If p.1., 2., 3., 5. and/or p.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail‑safe provisions (Plan Section 12.3(f)) will NOT apply unless selected below (leave blank if not applicable or fail‑safe will not be used and the employer will utilize the corrective amendment procedure of 1.401(a)(4)-11(g) when necessary):

t. [ ] The Plan will use the Code §410(b) fail‑safe provisions and must satisfy the "ratio percentage test" of Code §410(b).

Conditions based on period other than Plan Year. The allocation conditions above will be applied based on the Plan Year unless otherwise selected below. If selected, the above provisions will be applied by substituting the term Plan Year with the specified period (e.g., if Plan Year quarter is selected below and the allocation condition is 250 Hours of Service per quarter, enter 250 hours (not 1000) at p.8. above). (may not be selected with p.2. or p.7.)

u. [ ] The Plan Year quarter.

v. [ ] Payroll period.

w. [ ] Other: (must be definitely determinable and not subject to Employer discretion and may not be longer than a twelve month period)

F. Additional matching contributions. No additional matching contribution may be made unless otherwise selected below (leave blank if not applicable).

x. [ ] Additional matching contributions may be made (e.g., a matching contribution made on a periodic basis as well as a matching contribution based on the end of the Plan Year). Specify the additional matching contribution by attaching an addendum to the Adoption Agreement that duplicates this entire Question 29. If selected, the additional matching contribution applies to all Participants eligible to share in matching contributions except as otherwise specified in the addendum or below. Such contribution is subject to the Instructions and Notice requirement of Section 12.12 if the Employer chooses to retain discretion over any aspect of the allocation of such contribution.

1. [ ] The additional matching contribution only applies to the following Participants: (must be definitely determinable). (If the additional matching contribution is in lieu of the matching contribution set forth in 29A ‑ E above then use Eligible Employee question to exclude these Participants from such matching contribution.)

30. EMPLOYER NONELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(3)) (skip Questions 30 and 31 if Employer Nonelective contributions are NOT selected at Question 12.e.)

NOTE: ESOPs may not test on an equivalent benefits basis to pass nondiscrimination under Code §401(a)(4). In addition, ESOPs cannot be integrated directly or indirectly with contributions or benefits under Title II of the Social Security Act or any other State or Federal law (Regulation §54.4975-11(a)(7)(ii)).

A. Formula (select one or more)

a. [X] Discretionary. Discretionary contribution, to be determined by the Employer.

1. [ ] Discretionary based on business units or location. The Employer may determine a separate discretionary contribution for Participants working in different business units or locations.

b. [ ] Fixed. (select one or more)

1. [ ] Fixed percentage. Fixed contribution equal to % of Compensation of Participants eligible to share in allocations.

2. [ ] Fixed dollar amount. $ per Participant.

3. [ ] Fixed dollar amount/hour. $ per Hour of Service worked while an Eligible Employee.

4. [ ] Collectively Bargained Employees. Contributions will be made pursuant to the terms of a collective bargaining agreement or other written document related to the Employees of the Employer and noted in this Adoption Agreement.

5. [ ] Other: (must be definitely determinable, nondiscriminatory, and not subject to Employer discretion)

c. [ ] Prevailing wage contribution. In the non-ESOP portion of the Plan, the Employer will make a "prevailing wage contribution" on behalf of each Participant who performs services subject to the Service Contract Act, Davis‑Bacon Act or similar federal, state, or municipal prevailing wage statutes. The "prevailing wage contribution" will be an amount equal to the remaining balance of the prevailing wage defined bona‑fide fringe benefit amount, based on the Participant's employment classification as designated on the appropriate prevailing wage determination, after the application of other prevailing wage defined bona‑fide fringe payments. Specify the "prevailing wage contribution" by attaching an appendix to the Adoption Agreement that indicates the contribution rate(s) applicable to the prevailing wage employment/job classification(s). The "prevailing wage contribution" will not be subject to any age or service requirements set forth in Question 14, entry date provisions at Question 15, nor to any service or employment conditions set forth in Question 31 and will be 100% Vested.

Additional "prevailing wage contribution" provisions (select all that apply; leave blank if none apply)

1. [ ] Offset. The "prevailing wage contribution" made on behalf of a Participant for a Plan Year will reduce (offset) other Employer contributions allocated or contributed on behalf of such Participant for the Plan.

2. [ ] Exclude Highly Compensated Employees. Highly Compensated Employees will be excluded from receiving a "prevailing wage contribution."

3. [ ] QNEC. The "prevailing wage contribution" is considered a Qualified Nonelective Contribution (QNEC).

4. [ ] Discretionary. The prevailing wage contribution is discretionary and the Employer may contribute on behalf of each Participant up to the amount set forth in the Appendix.

d. [ ] Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401‑1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

B. Contribution allocations. The Employer Nonelective Contribution for a Plan Year will be allocated as follows (skip if the only selection above is c.) (select one or more):

e. [ ] INCORPORATION OF CONTRIBUTION FORMULA. In accordance with the contribution formula specified above (may not be selected if a., b.4, b.5, or d. are the only selections above; if both a fixed and discretionary contribution are selected above, then this option e. applies to the fixed contribution).

f. [X] DESIGNED BASED SAFE HARBOR ALLOCATION

1. [X] in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants

2. [ ] in the same dollar amount to all Participants (per capita)

3. [ ] in the same dollar amount per Hour of Service completed by each Participant

g. [ ] NON‑SAFE HARBOR ALLOCATION METHODS. The language of any formula created in this Section 30.B.g. must require the Employer to notify the Trustee in writing of the amount of the Employer contribution being given to each group.

1. [ ] Grouping method. Pursuant to Plan Section 4.3(b)(3)(v), the classifications are (select a. or b.):

a. [ ] Each Participant constitutes a separate classification.

b. [ ] Participants will be divided into the following classifications with the allocation methods indicated under each classification.

Definition of classifications. Define each classification and specify the method of allocating the contribution among members of each classification. Classifications specified below must be clearly defined in a manner that will not violate the definitely determinable allocation requirement of Regulation §1.401‑1(b)(1)(ii). The design of the groups cannot be such that the only NHCEs benefiting under the Plan are those with the lowest amount of Compensation and/or the shortest periods of service and who may represent the minimum number of these Employees necessary to satisfy coverage under Code §410(b).

Classification A will consist of _______________________________

The allocation method will be: [ ] pro rata based on Compensation

[ ] equal dollar amounts (per capita)

Classification B will consist of _______________________________

The allocation method will be: [ ] pro rata based on Compensation

[ ] equal dollar amounts (per capita)

Classification C will consist of _______________________________

The allocation method will be: [ ] pro rata based on Compensation

[ ] equal dollar amounts (per capita)

Classification D will consist of _______________________________

The allocation method will be: [ ] pro rata based on Compensation

[ ] equal dollar amounts (per capita)

Additional classifications:________ (specify the classifications and which of the above allocation methods (pro rata or per capita) will be used for each classification).

NOTE: If more than four (4) classifications, the additional classifications and allocation methods may be attached as an addendum to the Adoption Agreement or may be entered under Additional Classifications above.

Determination of applicable group. If a Participant shifts from one classification to another during a Plan Year, then unless selected below, the Participant is in a classification based on the Participant's status as of the last day of the Plan Year, or if earlier, the date of termination of employment. If selected below, the Administrator will apportion the Participant's allocation during a Plan Year based on the following:

1. [ ] Beginning of Plan Year. The classification will be based on the Participant's status as of the beginning of the Plan Year.

2. [ ] Months in each classification. Pro rata based on the number of months the Participant spent in each classification.

3. [ ] Days in each classification. Pro rata based on the number of days the Participant spent in each classification.

4. [ ] One classification only. The Employer in a nondiscriminatory manner will direct the Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs.

h. [ ] OTHER: NOTE: Under Question 30.B.h., the Employer will describe the allocation of Nonelective Contributions from the elections available under Question 30.B. and/or a combination thereof as to a Participant group or contribution type (e.g., pro rata allocation applies to Collective Bargaining Employees; contributions to other Employees will be allocated in accordance with the classifications allocation provisions of Plan Section 4.3(b)(2) with each Participant constituting a separate classification). (The following four parameters must be met to utilize this section: 1. The formula described must satisfy the definitely determinable requirement under Reg. §1.401‑1(b)(1)(ii). 2. The groups cannot be designed in such a manner to where the only NHCEs participating are those NHCEs with the lowest amounts of compensation and/or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under IRC §410(b). 3. The language of the formula must require the employer to notify the trustee in writing of the amount of the employer contribution being given to each group. 4. In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of Regs.

§1.401(k)-1(a)(6) continue to apply and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of the application of the allocation method unless such election has been created for all eligible employees & the full 401(k) requirements have been provided. If the formula is non‑uniform, it is not a design‑based safe harbor for nondiscrimination purposes.)

NOTE: ESOPs may not test on an equivalent benefits basis to pass nondiscrimination under Code §401(a)(4). In addition, ESOPs cannot be integrated directly or indirectly with contributions or benefits under Title II of the Social Security Act or any other State or Federal law (Regulation §54.4975-11(a)(7)(ii)).

31. ALLOCATION CONDITIONS (Plan Section 12.3). Requirements to share in allocations of Employer Nonelective Contributions and QNECs (as permitted by Plan Section 12.1(a)(4)) (select a. OR b. and all that apply of c. - f.)

a. [ ] No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip to Question 32).

b. [X] Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below)

Conditions for Participants NOT employed on the last day of the Plan Year

1. [ ] Required Service During the Plan Year:

A Participant must complete at least (not to exceed 1,000; if more than 501 is entered then the Plan could violate coverage requirements under Code §410(b)) Hours of Service if the actual hours/equivalency method is selected.

A Participant must complete at least (not to exceed 6; if more than 3 is entered then the Plan could violate coverage requirements under Code §410(b)) months of service if the elapsed time method is selected.

2. [ ] A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected). (could cause the Plan to violate coverage requirements under Code §410(b))

3. [X] Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))

4. [ ] Participants will share in the allocations, regardless of service.

5. [ ] Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)). Allocation formulas that are not uniform may not be considered a design-based safe harbor under Code §401(a)(4). The exclusions entered into the blank/fill-in cannot result in the group of NHCEs participating under the plan being only those NHCEs with the lowest amount of compensation and/ or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code §410(b)).

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))

6. [ ] No service requirement.

7. [X] A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected).

8. [ ] A Participant must complete at least (not to exceed 1,000) Hours of Service during the Plan Year.

9. [ ] Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)). Allocation formulas that are not uniform may not be considered a design-based safe harbor under Code §401(a)(4). The exclusions entered into the blank/fill-in cannot result in the group of NHCEs participating under the plan being only those NHCEs with the lowest amount of compensation and/ or the shortest periods of service and who may represent the minimum number of these employees necessary to satisfy coverage under Code §410(b)).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If b.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):

c. [X] Death

d. [X] Total and Permanent Disability

e. [X] Termination of employment on or after Normal Retirement Age

1. [ ] or Early Retirement Date

Code §410(b) fail‑safe. If b.1., 2., 3., 5. and/or b.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail‑safe provisions will NOT apply (Plan Section 4.3(m)) unless selected below (leave blank if not applicable or fail‑safe will not be used and the employer will utilize the corrective amendment procedure of 1.401(a)(4)-11(g) when necessary):

f. [ ] The Plan will use the Code §410(b) fail‑safe provisions and must satisfy the ratio percentage test of Code §410(b).

32. FORFEITURES (Plan Sections 1.39 and 4.3(e))

Timing of Forfeitures. Except as provided in Plan Section 1.39, a Forfeiture will occur:

a. [ ] N/A (may only be selected if all contributions are fully Vested (default provisions at Plan Section 4.3(e) apply))

b. [X] As of the earlier of (1) the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1‑Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant's Account.

c. [ ] As of the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1‑Year Breaks in Service.

Use of Forfeitures. (skip if this Plan does not include prior Money Purchase Pension Plan contributions selected in Question 12.l.; for Plans without Money Purchase Pension Plan contributions, Forfeitures are disposed of in accordance with Employer direction that is consistent with Section 4.3(e)).

Forfeitures will be (select one):

d. [ ] added to the Employer contribution and allocated in the same manner

e. [ ] used to reduce any Employer contribution (except as provided in the Note below)

f. [ ] allocated to all Participants eligible to share in the allocations of Employer contributions or Forfeitures in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year

g. [ ] other: (describe the treatment of Forfeitures in a manner that is definitely determinable, that satisfies the nondiscrimination requirements of Regulation §1.401(a)(4)‑4 and that is not subject to Employer discretion)

33. TOP‑HEAVY MINIMUM ALLOCATION

The minimum allocation requirements for any Top‑Heavy Plan Year will be applied only to Non‑Key Employee Participants unless selected below:

a. [ ] The Top‑Heavy minimum will be provided to both Key and Non‑Key Employee Participants.

DISTRIBUTIONS

34. FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)

Distributions under the Plan may be made in (select all that apply; must select at least one from a. ‑ e. unless g. is selected below)

a. [X] lump‑sums

b. [X] substantially equal installments

c. [X] partial withdrawals, provided the minimum withdrawal is $ (leave blank if no minimum)

d. [ ] partial withdrawals or installments are only permitted for Participants or Beneficiaries who must receive required minimum distributions under Code §401(a)(9) except for the following (leave blank if no exceptions):

1. [ ] Only Participants (and not Beneficiaries) may elect partial withdrawals or installments

2. [ ] Other: (e.g., partial withdrawals are not permitted for death benefits. Must be definitely determinable and not subject to Employer discretion.)

e. [ ] other: (must be definitely determinable and not subject to Employer discretion; e.g., only amounts less than $100,000 may be distributed as a lump sum, or Participants who demand a distribution of Employer Stock will receive a lump sum and those who elect to receive cash may only elect 5 annual installments)

NOTE: Regardless of the above, a Participant is not required to request a withdrawal of his or her total Account for an in‑service distribution, a hardship distribution, or a distribution from the Participant's Rollover Account.

Annuities. Annuities are permitted if selected below (select f. or g.)

f. [X] Annuities are not allowed or are not the normal form of distribution (except as indicated below). Plan Section 6.13(b) will apply and the joint and survivor rules of Code §§401(a)(11) and 417 will not apply to the Plan.

Special rules. An annuity form of distribution is available to certain Participants and/or with respect to only a portion of the Plan assets according to the following: (select all that apply)

1. [ ] Pension assets. Annuities are the normal form of distribution for assets that are transferred pension assets (Plan Section 6.13(a)).

2. [ ] Annuity selected by Participant. Plan Section 6.13(c) will apply and the joint and survivor rules of Code §§401(a)(11) and 417 will apply only if an annuity form of distribution is selected by a Participant.

However, the Participant may only select an annuity distribution according to the following (choose a. and/or b. if applicable):

a. [ ]

b. [ ] A Participant may elect a QLAC (as defined in Plan Section 6.8(e)(4)) or any alternative form of annuity permitted pursuant to a QLAC in which the Participant's Account has been invested.

g. [ ] Annuities are the normal form of distribution. The qualified Joint and Survivor Annuity and Qualified Pre‑Retirement Survivor Annuity provisions apply (Plan Section 6.13 will not apply and the joint and survivor rules of Code §§401(a)(11) and 417 will automatically apply). Code §409(o)(l)(C) applies to the ESOP portion of the Plan as indicated by Plan Section 6.5(b).

The following limitations or provisions apply (choose 1. and/or 2. if applicable):

1. [ ] (must comply with the joint and survivor rules of Code §§401(a)(11) and 417)

2. [ ] A Participant may elect a QLAC (as defined in Plan Section 6.8(e)(4)) or any alternative form of annuity permitted pursuant to a QLAC in which the Participant's account has been invested.

Pre‑Retirement Survivor Annuity

If the Plan permits an annuity form of payment under option f.1. or g. above, the Pre‑Retirement Survivor Annuity (minimum Spouse's death benefit) will be equal to 50% of a Participant's interest in the Plan unless a different percentage is selected below (leave blank if default applies)

h. [ ] 100% of a Participant's interest in the Plan.

i. [ ] % (may not be less than 50%) of a Participant's interest in the Plan.

Cash or property. With respect to amounts other than Employer Stock (which is subject to Question 48), distributions may be made in:

j. [ ] cash only, except for (select all that apply; leave blank if none apply):

1. [ ] insurance Contracts

2. [ ] annuity Contracts

3. [ ] Participant loans

4. [ ] all investments in an open brokerage window or similar arrangement

k. [X] cash or property, except that the following limitation(s) apply: (leave blank if there are no limitations on property distributions):

1. [ ] (e.g., Employer Securities or real property may not be a source of available funds. Must be definitely determinable, properly valued at fair market value and not subject to Employer discretion.)

35. CONDITIONS FOR DISTRIBUTIONS UPON SEVERANCE OF EMPLOYMENT. Distributions upon severance of employment pursuant to Plan Section 6.4(a) will not be made unless the following conditions have been satisfied:

A. Accounts in excess of $5,000

a. [X] Distributions may be made as soon as administratively feasible following severance of employment.

b. [ ] Distributions may be made as soon as administratively feasible after the Participant has incurred 1‑Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).

c. [ ] Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.

d. [ ] Distributions may be made as soon as administratively feasible after the last day of the Plan Year quarter coincident with or next following severance of employment.

e. [ ] Distributions may be made as soon as administratively feasible after the Valuation Date coincident with or next following severance of employment.

f. [ ] Distributions may be made as soon as administratively feasible after months have elapsed following severance of employment.

g. [ ] No distributions may be made until a Participant has reached Early or Normal Retirement Date.

h. [ ] Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)‑4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

B. Accounts of $5,000 or less

i. [X] Same as above

j. [ ] Distributions may be made as soon as administratively feasible following severance of employment.

k. [ ] Distributions may be made as soon as administratively feasible after the Participant has incurred 1‑Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).

l. [ ] Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.

m. [ ] Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)‑4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

C. Timing after initial distributable event. If a distribution is not made in accordance with the above provisions upon the occurrence of the distributable event, then a Participant may elect a subsequent distribution at any time after the time the amount was first distributable (assuming the amount is still distributable), unless otherwise selected below (may not be selected with 35.g. and 35.i.):

n. [ ] Other: (e.g., a subsequent distribution request may only be made in accordance with l. above (i.e., the last day of another Plan Year); must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)‑4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

D. Participant consent (i.e., involuntary cash‑outs). Should Vested Account balances less than a certain dollar threshold be automatically distributed without Participant consent (mandatory distributions)?

NOTE: The Plan provides that distributions of amounts of $5,000 or less do not require spousal consent and are only paid as lump‑sums.

o. [ ] No, Participant consent is required for all distributions.

p. [X] Yes, Participant consent is required only if the distribution is over:

1. [X] $5,000

2. [ ] $1,000

3. [ ] $ (less than $1,000)

NOTE: If 2. or 3. is selected, rollovers will be included in determining the threshold for Participant consent.

Automatic IRA rollover. With respect to mandatory distributions of amounts that are $1,000 or less, if a Participant makes no election, the amount will be distributed as a lump‑sum unless selected below.

4. [ ] If a Participant makes no election, then the amount will be automatically rolled over to an IRA provided the amount is at least $ (e.g., $200).

E. Rollovers in determination of $5,000 threshold. Unless otherwise elected below, amounts attributable to rollover contributions (if any) will be included in determining the $5,000 threshold for timing of distributions, form of distributions or consent rules.

q. [ ] Exclude rollovers (rollover contributions will be excluded in determining the $5,000 threshold)

NOTE: Regardless of the above election, if the Participant consent threshold is $1,000 or less, then the Administrator must include amounts attributable to rollovers for such purpose. In such case, an election to exclude rollovers above will apply for purposes of the timing and form of distributions.

F. Mandatory distribution at Normal Retirement Age. Regardless of the above elections other than any mandatory distributions provided for in p. above, unless otherwise selected below, a Participant who has severed employment may elect to delay a distribution beyond the later of age 62 or the Participant's Normal Retirement Age (subject to Plan Section 6.8).

r. [ ] A Participant who has severed employment may not elect to delay a distribution beyond the later of age 62 or the Participant's Normal Retirement Age.

36. DISTRIBUTIONS UPON DEATH (Plan Section 6.8(b)(2))

Distributions upon the death of a Participant prior to the "required beginning date" will:

a. [ ] be made pursuant to the election of the Participant or "designated Beneficiary"

b. [X] begin within 1 year of death for a "designated Beneficiary" and be payable over the life (or over a period not exceeding the "life expectancy") of such Beneficiary, except that if the "designated Beneficiary" is the Participant's Spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2

c. [ ] be made within 5 (or if lesser ) years of death for all Beneficiaries

d. [ ] be made within 5 (or if lesser ) years of death for all Beneficiaries, except that if the "designated Beneficiary" is the Participant's Spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the "life expectancy") of such "surviving Spouse"

NOTE: The elections above must be coordinated with the Form of distributions (e.g., if the Plan only permits lump‑sum distributions, then options a., b. and d. would not be applicable).

37. HARDSHIP DISTRIBUTIONS (Plan Sections 6.12 and/or 12.10)

a. [X] Hardship distributions are NOT permitted (skip to Question 38).

b. [ ] Hardship distributions are permitted from the following Participant Accounts:

1. [ ] all Accounts

2. [ ] only from the following Accounts (select one or more):

a. [ ] Pre‑Tax Elective Deferral Account (may only be selected with 401(k) Plans)

b. [ ] Roth Elective Deferral Account (may only be selected with 401(k) Plans)

c. [ ] Account(s) attributable to Employer matching contributions (may only be selected with 401(k) Plans)

d. [ ] Account attributable to Employer Nonelective contributions

e. [ ] Rollover Account (if not available at any time under Question 43)

f. [ ] Transfer Account (other than amounts attributable to a Money Purchase Pension Plan)

g. [ ] Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such Account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are NOT permitted from a Participant's Qualified Nonelective Contribution Account, Qualified Matching Contribution Account, Accounts attributable to "ADP test safe harbor contributions" or Transfer Account attributable to pension assets (e.g., from a Money Purchase Pension Plan).

Additional limitations. The following limitations apply to hardship distributions:

3. [ ] N/A (no additional limitations)

4. [ ] Additional limitations (select one or more):

a. [ ] The minimum amount of a distribution is $ (may not exceed $1,000).

b. [ ] No more than distribution(s) may be made to a Participant during a Plan Year.

c. [ ] Distributions may only be made from Accounts which are fully Vested.

d. [ ] A Participant does not include a Former Employee at the time of the hardship distribution.

e. [ ] Hardship distributions from the Roth Elective Deferral Account may only be made if the distribution is a "qualified distribution." (may only be selected with 401(k) Plans)

f. [ ] Hardship distributions are not permitted from a Participant's Employer Stock Account.

g. [ ] Hardship distributions may be made subject to the following provisions: (must be definitely determinable and not subject to Employer discretion)

Beneficiary Hardship. Hardship distributions for Beneficiary expenses are NOT allowed unless otherwise selected below.

5. [ ] Hardship distributions for expenses of Beneficiaries are allowed

Special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date; select a. and, if applicable, b.)

a. [ ] effective as of

b. [ ] eliminated effective as of .

Safe harbor hardship rules. Will the safe harbor hardship rules of Plan Section 12.10 apply to hardship distributions from all Accounts?

6. [ ] Yes. The provisions of Plan Section 12.10 apply to all hardship distributions.

7. [ ] No. The provisions of Plan Section 6.12 apply to hardship distributions from all Accounts other than a Participant's Elective Deferral Account. (may only be selected with 401(k) Plans)

8. [ ] No. The provisions of Plan Section 6.12 apply to all hardship distributions.

38. IN‑SERVICE DISTRIBUTIONS (Plan Section 6.11)

a. [ ] In‑service distributions are NOT permitted (except as otherwise selected for Hardship Distributions).

b. [X] In‑service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select one or more) (options 2. - 5. may only be selected if the Plan does not include prior Money Purchase Pension Plan contributions):

1. [X] Age

a. [ ] the Participant has attained age (See Note below)

b. [X] the Participant has reached Normal Retirement Age

2. [ ] the Participant has been a Participant in the Plan for at least years (may not be less than five (5))

3. [ ] the amounts being distributed have accumulated in the Plan for at least 2 years

4. [ ] other: (must satisfy the definitely determinable requirement under Regulations §401‑1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items b.1. – b.3. or a Participant's disability)

More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:

5. [ ] A Participant must satisfy each condition

NOTE: Regardless of any elections above: (1) for 401(k) plans, in-service distributions from a Participant's Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to "ADP test safe harbor contributions" are subject to restrictions and generally may not be distributed prior to age 59 1/2; and (2) for Transfer Accounts attributable to a Money Purchase Pension Plan, in-service distributions are not permitted prior to age 62.

Account restrictions. In‑service distributions are permitted from the following Participant Accounts:

6. [X] all Accounts

7. [ ] only from the following Accounts (select one or more):

a. [ ] Pre‑Tax Elective Deferral Account (may only be selected with 401(k) Plans)

b. [ ] Roth Elective Deferral Account (may only be selected with 401(k) Plans)

c. [ ] Account(s) attributable to Employer matching contributions (includes matching "ADP test safe harbor contributions") (may only be selected with 401(k) Plans)

d. [ ] Account attributable to Employer Nonelective contributions

e. [ ] Qualified Nonelective Contribution Account (for 401(k) plans, includes nonelective "ADP test safe harbor contributions")

f. [ ] Rollover Account (if not available at any time under Question 43)

g. [ ] Transfer Account attributable to (select one or both; may only be selected if this Plan does not include Money Purchase Pension Plan contributions):

1. [ ] non‑pension assets

2. [ ] pension assets (e.g., from a Money Purchase Pension Plan)

h. [ ] Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Limitations. The following limitations apply to in‑service distributions:

8. [X] N/A (no additional limitations)

9. [ ] Additional limitations (select one or more):

a. [ ] The minimum amount of a distribution is $ (may not exceed $1,000).

b. [ ] No more than distribution(s) may be made to a Participant during a Plan Year.

c. [ ] Distributions may only be made from Accounts which are fully Vested.

d. [ ] Distributions from the Roth Elective Deferral Account (38.b.6. or 38.b.7.b. selected), may only be made if the distribution is a "qualified distribution." (may only be selected with 401(k) Plans)

e. [ ] In-service distributions are not permitted from a Participant's Employer Stock Account.

f. [ ] In‑service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion)

39. IN‑PLAN ROTH ROLLOVER CONTRIBUTIONS (Plan Section 12.11) (skip if Roth Elective Deferrals NOT selected at Question 12.b.1.)

a. [ ] In‑Plan Roth rollover contributions are NOT permitted (skip to Question 40).

b. [ ] In‑Plan Roth rollover contributions are permitted according to the following provisions.

1. [ ] IRR (in‑Plan Roth rollover contribution). This provision is effective with regard to IRRs the later of September 28, 2010, or the Plan or Restatement Effective Date unless other date entered below.

a. [ ] (enter later effective date if applicable)

2. [ ] IRT (in‑Plan Roth rollover transfer). This provision is effective with regard to IRTs the later of January 1, 2013, or the Plan or Restatement Effective Date unless other date entered below.

a. [ ] (enter later effective date if applicable)

Limitations. The following restrictions apply to In-Plan Roth Rollovers (choose one or more of c. ‑ g. below if applicable; also select one or both of columns 1. ‑ 2. for each limitation selected at c. - f.)

	1. IRR	2. IRT
c. [ ] In‑Plan Roth Rollovers limited to In‑Service only. Only Participants who are Employees may elect to make an In‑Plan Roth Rollover Contribution.	[ ]	[ ]
d. [ ] Vested In‑Plan Roth Rollovers. In‑Plan Roth Rollovers may only be made from accounts which are fully Vested.	[ ]	[ ]
e. [ ] No transfer of loans. Loans may not be distributed as part of an In‑Plan Roth Rollover Contribution.	[ ]	[ ]
f. [ ] Minimum amount. The minimum amount that may be rolled over is (may not exceed $1,000).	[ ]	[ ]

g. [ ] Describe transfer provisions. Transfers may be made subject to the following provisions:  (must be definitely determinable and not subject to Employer or Administrator discretion; specify different provisions for IRR and IRT if desired).

Source of In‑Plan Roth Rollover Contributions (Select one of h. or i.):
h. [ ] All Sources.

i. [ ] Limited Sources. The Plan permits an In‑Plan Roth Rollover only from the following qualifying sources (select one or more of a. ‑ h. below; also select one or both of columns 1. ‑ 2. for each account selected at a. – g.):

	1. IRR	2. IRT
a. [ ] Pre-Tax Elective Deferral Account	[ ]	[ ]
b. [ ] Account(s) attributable to Employer matching contributions (includes any matching "ADP test safe harbor contributions")	[ ]	[ ]
c. [ ] Account attributable to Employer Nonelective contributions	[ ]	[ ]
d. [ ] Qualified Nonelective Contribution Account (includes any nonelective "ADP test safe harbor contributions")	[ ]	[ ]
e. [ ] Rollover Account	[ ]	[ ]
f. [ ] Transfer Account	[ ]	[ ]
g. [ ] After-tax Account	[ ]	[ ]
h. [ ] Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion; specify different sources for IRR and IRT if desired)

Limited in‑service distribution provisions for IRRs (may only be selected if IRRs are selected at b.1. above) (leave blank if not applicable)

j. [ ] The Plan permits IRRs and the Employer elects to permit in‑service distributions as follows solely for purposes of making IRRs (select one or more):

1. [ ] the Participant has attained age

2. [ ] the Participant has months of participation (specify minimum of 60 months)

3. [ ] the amounts being distributed have accumulated in the Plan for at least years (at least 2)

4. [ ] other (describe): (must satisfy the definitely determinable requirement under Regulations §401‑1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items j.1. – j.3. or a Participant's disability)

More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:

5. [ ] A Participant must satisfy each condition

NOTE: Regardless of any election above to the contrary, in‑Plan Roth rollover contributions are not permitted from a Participant's Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to "ADP test safe harbor contributions" prior to age 59 1/2. Distributions from a Transfer Account attributable to a Money Purchase Pension Plan are not permitted prior to age 62.

NONDISCRIMINATION TESTING

40. HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.43)

Top‑Paid Group election and calendar year data election are not used unless selected below (the selections made for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended) (select all that apply; leave blank if none apply):

a. [X] Top‑Paid Group election will be used.

b. [ ] Calendar year data election will be used (only applicable to non‑calendar year Plan Year).

41. ADP AND ACP TESTS (Plan Sections 12.4, 12.5, and 12.6)

NOTE: The selections made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended. Also, if the Employer uses the discretionary nonelective "ADP test safe harbor contribution" described in Plan Section 12.8(h) or if the Plan is amended during a Plan Year to eliminate an "ADP test safe harbor contribution" then the current Plan Year method will be used.

ADP test. If applicable, the ADP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):

a. [ ] Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(k) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ADP of NHCEs for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

ACP test. If applicable, the ACP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):

b. [ ] Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(m) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ACP of NHCEs for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

Effective dates. (optional)

c. [ ] Current year testing method. If the current year testing method is currently being used, enter the date it was first effective (used for purposes of applying the five-year restriction on amending to the prior year testing method):

1. [ ] ADP test: (may not be selected with 41.a.)

2. [ ] ACP test: (may not be selected with 41.b.)

ADP Corrective Contributions. If applicable, the Employer shall make the following corrective contribution for purposes of corrective contributions in Sections 12.5 (must select either d. or e.. If e. is selected, must select 1.or 2., and must complete 3.-5. as applicable.)

d. [ ] Flexible formula (recorded and transmitted in writing)

e. [ ] Fixed formula

1. [ ] A QNEC contribution to NHCEs, allocated as follows: (select one)

a. [ ] pro-rata on compensation

b. [ ] using the bottom-up ("targeted") procedure

c. [ ] per capita

2. [ ] A QMAC contribution to NHCEs, allocated as follows: (select one)

a. [ ] pro-rata on deferrals

b. [ ] using the bottom-up ("targeted") procedure

c. [ ] per capita

AND such contributions will be allocated to: (select one)

3. [ ] all NHCEs in the test

4. [ ] those NHCEs employed on the last day of the plan year

5. [ ] all NHCEs employed on the last day of the plan year, as well as terminated employees who have completed at least 501 hours of service

ACP Corrective Contributions. If applicable, the Employer shall make the following corrective contribution for purposes of corrective contributions in Sections 12.7 (must select either f. or g.. If g. is selected, must select 1., 2., or 3. and 4.-6. as applicable.)

f. [ ] Flexible formula (recorded and transmitted in writing)

g. [ ] Fixed formula

1. [ ] A QNEC contribution to NHCEs, allocated as follows: (select one)

a. [ ] pro-rata on compensation

b. [ ] using the bottom-up ("targeted") procedure

c. [ ] per capita

2. [ ] A QMAC contribution to NHCEs, allocated as follows: (select one)

a. [ ] pro-rata on deferrals

b. [ ] using the bottom-up ("targeted") procedure

c. [ ] per capita

3. [ ] A "regular" (non-QMAC) matching contribution to NHCEs, allocated as follows: (select one)

a. [ ] pro-rata on deferrals

b. [ ] using the bottom-up ("targeted") procedure

AND such contributions will be allocated to: (select one)

4. [ ] all NHCEs in the test

5. [ ] those NHCEs employed on the last day of the plan year

6. [ ] all NHCEs employed on the last day of the plan year, as well as terminated employees who have completed at least 501 hours of service

NOTE: For the flexible formula, a definitely determinable allocation formula must be written and communicated to the trustee for each plan year.

MISCELLANEOUS

42. LOANS TO PARTICIPANTS (Plan Section 7.4)

a. [X] New loans are NOT permitted.

b. [ ] New loans are permitted.

NOTE: Regardless of whether new loans are permitted, if the Plan permits rollovers and/or plan-to-plan transfers, then the Administrator may, in a uniform and nondiscriminatory manner, accept rollovers and/or plan-to-plan transfers of loans into this Plan.

43. ROLLOVERS (Plan Section 4.6) (skip if rollover contributions are NOT selected at 12.f.)

Eligibility. Rollovers may be accepted from all Participants who are Employees as well as the following

(select all that apply; leave blank if not applicable):

a. [ ] Any Eligible Employee, even prior to meeting eligibility conditions to be a Participant

b. [ ] Participants who are Former Employees

Distributions. When may distributions be made from a Participant's Rollover Account?

c. [ ] At any time

d. [ ] Only when the Participant is otherwise entitled to any distribution under the Plan

44. AFTER‑TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8) (skip if after‑tax voluntary Employee contributions NOT selected at Question 12.g.)

Matching after‑tax voluntary Employee contributions. There are no Employer matching contributions on after‑tax voluntary Employee contributions unless elected below.

a. [ ] After‑tax voluntary Employee contributions are aggregated with Elective Deferrals for purposes of applying any matching contributions under the Plan (may only be selected with 401(k) plans).

NOTE: After-tax voluntary contributions may be distributed at any time.

INVESTMENTS, PLAN LOANS, AND OTHER PROVISIONS

45. DIVERSIFICATION UNDER CODE §401(a)(28)(B) (Plan Section 7.9)

The following apply with respect to the diversification out of Employer Stock requirements: (select one or more of a. – d. and choose e. if applicable; if more than one election is made at a. – d., then a Participant may elect which method to use)

a. [X] Distribution in Employer Stock

b. [X] Distribution in cash

c. [X] Alternative investments

d. [X] Transfer to another defined contribution plan

AND, the annual election period will be 90 days after the close of each Plan Year during the "Qualified Election Period" unless a later period is selected below: (choose if applicable):

e. [ ] Instead of 90 days, the annual election period will be: (may not be less than 90 days)

46. S CORPORATION PROHIBITED ALLOCATIONS. (Plan Section 7.13)

Do the prohibited allocation for S Corporations apply?

a. [ ] No. The Plan has always been maintained by a C Corporation. (skip to Question 48)

b. [ ] Yes.

If YES, will the triennial election of Plan Section 7.13(f) be used to determine "synthetic equity"?

c. [ ] No. (If selected, then the "synthetic equity" to which Regulation §1.409(p)-1(f)(4)(iii) applies is calculated annually on the "determination date.")

d. [ ] Yes.

AND, the "determination date" shall be:

e. [ ] The first day of the Plan Year

f. [ ] Other (enter any other reasonable determination date or dates during a Plan Year)

AND, the first "determination date" to which this provision applies is: (choose if applicable)

1. (enter date and year)

In applying the provisions of Plan Section 7.13(e) (transfers to avoid a "nonallocation" year), the Administrator will transfer the minimum number of shares of Employer Stock from the ESOP accounts of "disqualified persons" to the Non-ESOP accounts of those persons that will result in "disqualified persons" owning 50% of the sum of the outstanding shares of stock in the S Corporation (including deemed-owned shares) and the "synthetic equity" shares owned by "disqualified persons." Instead of 50%, the Plan will use the following percent: (choose if applicable)

g. [ ] % (must be at least 40 but less than 50)

47. DISTRIBUTIONS OF EMPLOYER STOCK. Does the Plan provide for distributions of Employer Stock?

a. [ ] No (may only be selected if the Employer's charter or by-laws restrict Employer Stock ownership to Employees or to a trust under Code §401(a)) (if selected, then skip to Question 48)

b. [X] Yes (if selected and the Employer is an S Corporation or the Employer's charter or by-laws restrict Employer Stock ownership to Employees or to a trust under Code §401(a), then a Participant must sell the Employer Stock to the Employer (a "mandatory put"))

AND, is the Employer Stock subject to a right of first refusal (Plan Section 6.22)?

c. [X] No

d. [ ] Yes, for all Employer Stock

e. [ ] Yes, but only for Employer Stock acquired with the proceeds of an Exempt Loan

AND, is the Employer Stock subject to an optional or "mandatory" put option (Plan Section 6.21)?

f. [X] No (May only be selected if (1) the Employer is an S Corporation, (2) the Employer Stock is publicly traded within the meaning of Code §409(h)(1)(B), (3) the Employer is a bank prohibited by law from purchasing its own stock, or (4) the Employer's charter or by‑laws restrict stock ownership to Employees)

g. [ ] Yes, and the put option period begins on the date following the date of distribution and ends 60 days after such date unless elected below: (choose if applicable)

1. [ ] the end of the put option period is (must be at least 60 days from the date following the date of distribution (e.g., 60 days after the date the value of the Employer Stock in the distribution is furnished to the Participant))

AND, when the put option is exercised and there is a total distribution, the payment will be made in: (select one)

2. [ ] a single payment

3. [ ] substantially equal periodic payments that occur at least annually for: (select one)

a. [ ] one year

b. [ ] five years

c. [ ] other: (may not exceed 5 years)

48. LEVERAGED ESOP PROVISIONS - EXEMPT LOANS (Plan Section 7.11)

Do the Exempt Loan provisions of the Plan apply?

a. [ ] No. This is a nonleveraged ESOP (skip to Question 49)

b. [X] Yes, and Employer Stock is released from the Suspense Account based on both principal and interest

c. [ ] Yes, and Employer Stock is released from the Suspense Account based on principal only

AND, to the extent a Participant's Account includes Employer Stock acquired with proceeds of an Exempt Loan, may distribution of such stock be made prior to the loan being repaid (Code §409(o)(1)(B))?

d. [X] No

e. [ ] Yes

49. INCOME ON EMPLOYER STOCK (Plan Section 4.3(c)(5)). The following provisions apply with respect to income on Employer Stock (If the Employer is a C Corporation, then select option a. or b.; if the Employer is an S Corporation then select a.)

a. [ ] Treatment of Income on Employer Stock

Will income allocated to a Participant's or Beneficiary's Account that is attributable to Employer Stock be distributed in cash to the Participant or Beneficiary? (select one)

1. [ ] No

2. [ ] Yes

AND, with respect to income on Employer Stock in the Plan's Suspense Account: (select one)

3. [ ] N/A. The Plan does not have a Suspense Account.

4. [ ] Income on Employer Stock held in the Suspense Account is used, at the Trustee's discretion, to repay that Exempt Loan. Any income remaining after that repayment will be allocated to the Accounts of Participants and Beneficiaries.

5. [ ] Income on Employer Stock held in the Suspense Account is allocated to the Accounts of Participants and Beneficiaries.

b. [X] Treatment of Dividends for Deductibility under Code §404(k) (may only be elected if the Employer is a C Corporation). The Employer elects to apply Plan Section 4.3(c) regarding the treatment of dividends for a Code §404(k) deduction. (select one)

To the extent dividends on allocated shares are not used to repay an Exempt Loan, such dividends will be treated in accordance with the following:

1. [ ] Direct cash payment (Plan Section 4.3(c)(5)(i))

2. [ ] Cash payment to Plan followed by distribution (Plan Section 4.3(c)(5)(ii))

3. [X] Participant election between cash and reinvestment (Plan Section 4.3(c)(5)(iii)) and if a Participant elects to receive dividends in cash (instead of reinvestment), those dividends will be: (select one of a. or b. and one of c. or d.)

a. [ ] paid in cash to the Participant

b. [X] paid to the Plan and distributed in cash to the Participant

AND, if a Participant fails to make an election, the dividends with respect to "Applicable Employer Stock" allocated to the Participant's Account will be:

c. [ ] paid in accordance with whichever cash option, a. or b. was selected above

d. [X] reinvested in Employer Stock

50. REBALANCING AND RESHUFFLING (Plan Section 7.14) Does the Plan provide for "rebalancing" or "reshuffling" Employer Stock?

a. [X] No

b. [ ] Yes (select 1. and/or 2.)

1. [ ] "Rebalancing" (Plan Section 7.14(a)) will apply in accordance with the following: (select a. or b.)

a. [ ] The Administrator will rebalance Participant Accounts as soon as practicable after the end of each Plan Year based on the valuation of the assets (including the Employer Stock) as of the last day of such Plan Year. The number of shares of Employer Stock to be rebalanced will be an amount sufficient to provide all Participants with an equal percentage of their total Accounts (excluding any Rollover Accounts) invested in Employer Stock.

b. [ ] The Administrator will rebalance Participant Accounts as soon as practicable on a date different than the end of the Plan Year based on the valuation of the assets (including the Employer Stock) as of such date. The number of shares of Employer Stock to be rebalanced will be an amount sufficient to provide all Participants with an equal percentage of their total Accounts (excluding any Rollover Accounts) invested in Employer Stock. Please enter the rebalance date:

2. [ ] "Reshuffling" (Plan Section 7.14(b)) will apply in accordance with the following: (select a. or b.)

a. [ ] The Administrator will reshuffle Participant Accounts as soon as practicable after the end of each Plan Year based on the valuation of the assets (including the Employer Stock) as of the last day of such Plan Year.

b. [ ] The Administrator will reshuffle Participant Accounts as soon as practicable on a date based on the most recent valuation of Employer Stock as of such date. Please enter the reshuffle date:

Note: Reshuffling can only be applied to terminated Employees for purposes of segregation of Employer Stock to active (non-terminated) Participant Accounts. Reshuffling only the Accounts of all Participants who have terminated employment will generally satisfy the current and effective availability nondiscrimination requirements of Regulation §1.401(a)(4). Reshuffling provisions must preclude shares diversified under sections 401(a)(28)(B) or 401(a)(35) from being mandatorily returned to Participants' accounts.

51. QUALIFIED RESERVIST AND HEART ACT (Plan Section 4.11) (select one or more)

a. [ ] HEART Act Continued benefit accruals. Continued benefit accruals will apply

b. [X] Distributions for deemed severance of employment. The Plan permits distributions for deemed severance of employment.

c. [ ] Qualified reservist distributions. Qualified reservist distributions are permitted. (may only be selected for 401(k) plans)

Reliance on Provider Opinion Letter. The Provider has obtained from the IRS an Opinion Letter specifying the form of this document satisfies Code §401 as of the date of the Opinion Letter. An adopting Employer may rely on the Provider's IRS Opinion Letter only to the extent provided in Rev. Proc. 2017-41 or subsequent guidance. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Opinion Letter and in Rev. Proc. 2017‑41 or subsequent guidance. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the IRS.

An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Code §419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code §419A(d)(3), or an individual medical account, as defined in Code §415(l)(2)) in addition to this Plan may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code §§ 415 and 416. In addition, an Employer using this Adoption Agreement may not adopt profit-sharing and/or 401(k) features without also adopting the ESOP portion of the Plan.

This Adoption Agreement may be used only in conjunction with basic plan document #04. This Adoption Agreement and the basic Plan document will together be known as FIS Business Systems LLC Non-Standardized Employee Stock Ownership (ESOP) Pre-Approved Plan #001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Election(s) effective , by substitute Adoption Agreement page number(s) . The Employer should retain all Adoption Agreement Execution Pages and amended pages. (Note: The Effective Date may be retroactive or may be prospective.)

The Provider, McAfee & Taft A Professional Corporation will notify all adopting Employers of any amendment to this Pre-approved Plan or of any abandonment or discontinuance by the Provider of its maintenance of this Pre-approved Plan. In addition, this Plan is provided to the Employer either in connection with investment in a product or pursuant to a contract or other arrangement for products and/or services. Upon cessation of such investment in a product or cessation of such contract or arrangement, as applicable, the Employer is no longer considered to be an adopter of this Plan and the Provider no longer has any obligations to the Employer that relate to the adoption of this Plan. For inquiries regarding the adoption of the Pre-approved Plan, the Provider's intended meaning of any Plan provisions or the effect of the Opinion Letter issued to the Provider, please contact the Provider or the Provider's representative.

Provider Name: McAfee & Taft A Professional Corporation

Address: 8th Floor, Two Leadership Square

Oklahoma City Oklahoma 73102

Telephone Number: 4055522231

Email address (optional): _____________________________

The Employer, by executing below, hereby adopts this Plan (add additional signature lines as needed).

EMPLOYER: BancFirst Corporation

By: /s/ Randy Foraker, EVP & Secretary July 28, 2022

DATE SIGNED

Non-Standardized ESOP

APPENDIX A

SPECIAL EFFECTIVE DATES AND OTHER PERMITTED ELECTIONS

A. Special effective dates/spin-offs/mergers (the following elections are optional):

a. [ ] Employer matching contributions. The Employer matching contribution provisions under Question 28 are effective: . (may only be selected with 401(k) plans)

b. [ ] Employer Nonelective contributions. The Employer Nonelective contribution provisions under Questions 30 and 31 are effective: .

c. [ ] Distribution elections. The distribution elections under Questions (Choose 34 ‑ 39 as applicable) are effective: .

d. [ ] Other special effective date(s): . For periods prior to the specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law. (The Employer has reliance on the IRS Opinion Letter only if the features described in the preceding sentence constitute protected benefits within the meaning of Code Section 411(d)(6) and the regulations thereunder, and only if such features are permissible in a "Cycle 3" preapproved plan, i.e., the features are not specifically prohibited by Revenue Procedure 2017-41 (or any superseding guidance)).

e. [ ] Spin-off. The Plan was a spin‑off from the (enter name of plan), which was originally effective (enter effective date of original plan). (The Employer has reliance on the IRS Opinion Letter only if the features described in the preceding sentence constitute protected benefits within the meaning of Code Section 411(d)(6) and the regulations thereunder, and only if such features are permissible in a "Cycle 3" preapproved plan, i.e., the features are not specifically prohibited by Revenue Procedure 2017-41 (or any superseding guidance)).

f. [ ] Merged plans. The following plan(s) are merged into this Plan (enter applicable information; attach addendum if more than 4 merged plans). (The Employer has reliance on the IRS Opinion Letter only if the features described in the preceding sentence constitute protected benefits within the meaning of Code Section 411(d)(6) and the regulations thereunder, and only if such features are permissible in a "Cycle 3" preapproved plan, i.e., the features are not specifically prohibited by Revenue Procedure 2017-41 (or any superseding guidance)).

Name of merged plan	Merger date	Original effective date of merged plan
1.
2.
3.
4.

B. Other permitted elections (the following elections are optional):

a. [ ] No other permitted elections

The following elections apply (select one or more):

b. [ ] Deemed 125 compensation (Plan Section 1.42). Deemed 125 compensation will be included in Compensation and 415 Compensation.

c. [X] Reemployed after five (5) 1‑Year Breaks in Service ("rule of parity" provisions) (Plan Section 3.5(d)). The "rule of parity" provisions in Plan Section 3.5(d) will not apply for (select one or both):

1. [X] eligibility purposes

2. [ ] vesting purposes

d. [ ] The "one‑year hold‑out" rule described in Plan Section 3.5(e) will apply to (select one or both):

1. [ ] determine eligibility (for all contributions types except Elective Deferrals)

2. [ ] determine vesting

e. [ ] Normal form of annuity. If the Plan permits an annuity form of payment (e.g., if 34.f.1., f.2. or g. is selected), instead of a joint and 50% survivor annuity, the normal form of the qualified Joint and Survivor Annuity will be:

1. [ ] joint and 100% survivor annuity

2. [ ] joint and 75% survivor annuity

3. [ ] joint and 66 2/3% survivor annuity

f. [X] Beneficiary if no beneficiary elected by Participant (Plan Section 6.2(e)). In the event no valid designation of Beneficiary exists, then in lieu of the order set forth in Plan Section 6.2(e), the following order of priority will be used:

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the participant's surviving spouse, then the participant's estate (specify an order of beneficiaries; e.g., children per stirpes, parents, and then step‑children).

g. [ ] "Section 411(d)(6) protected benefits" (Plan Section 8.1(b)). The following are Code §411(d)(6) protected benefits that are preserved under this Plan: (specify the protected benefits and the accrued benefits that are subject to the protected benefits). (The Employer has reliance on the IRS Opinion Letter only if the features described in the preceding sentence constitute protected benefits within the meaning of Code Section 411(d)(6) and the regulations thereunder, and only if such features are permissible in a "Cycle 3" preapproved plan, i.e., the features are not specifically prohibited by Revenue Procedure 2017-41 (or any superseding guidance)). In addition, list additional information such as the source name and the former plan sponsor.

h. [ ] Limitation Year (Plan Section 1.50). The Limitation Year for Code §415 purposes will be (must be a consecutive twelve-month period) instead of the "determination period" for Compensation.

i. [ ] 415 Limits when 2 or more defined contribution plans are maintained (Plan Section 4.4). If any Participant is covered under another qualified defined contribution plan maintained by the Employer or an Affiliated Employer, or if the Employer or an Affiliated Employer maintains a welfare benefit fund, as defined in Code §419(e), or an individual medical account, as defined in Code §415(l)(2), under which amounts are treated as "annual additions" with respect to any Participant in this Plan, then the provisions of Plan Section 4.4(b) will apply unless otherwise specified below:

1. [ ] Specify, in a manner that precludes Employer discretion, the method under which the plans will limit total "annual additions" to the "maximum permissible amount" and will properly reduce any "excess amounts": ___________________________________________________________________.

j. [ ] Top‑heavy duplications (select one or more)

1. [ ] Top‑heavy duplications when 2 or more defined contribution plans are maintained (Plan Section 4.3(f)). When a Non‑Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer that is subject to the top‑heavy rules then the top-heavy minimum benefits in this Plan are reduced in accordance with Plan Section 4.3(f) unless otherwise elected below (select one):

a. [ ] The full top‑heavy minimum will be provided in each plan.

b. [ ] A minimum, non‑integrated contribution of 3% of each Non‑Key Employee's 415 Compensation will be provided in the Money Purchase Pension Plan (or other plan subject to Code §412).

c. [ ] Specify the method under which the plans will provide top‑heavy minimum benefits for Non‑Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code §415: .

NOTE: If b. or c. is selected then (1) an Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

2. [ ] Top‑heavy duplications when a defined benefit plan is maintained (Plan Section 4.3(i)). When a Non‑Key Employee is a Participant in this Plan for a Plan Year and also accrues a benefit for the same Plan Year in a defined benefit plan maintained by the Employer that is subject to the top‑heavy rules, indicate which method will be utilized to avoid duplication of top‑heavy minimum benefits: (select one of a. ‑ d. AND complete e. or select f.)

a. [ ] The full top‑heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) will not apply).

b. [ ] 5% defined contribution minimum

c. [ ] 2% defined benefit minimum will be made in the (enter the name of the other plan)

d. [ ] Specify the method under which the plans will provide top‑heavy minimum benefits for Non‑Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

.

NOTE: If b., c., or d. is selected then (1) an Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

AND, the "present value" (Plan Section 9.2) for top‑heavy purposes will be based on:

e. [ ] Interest Rate:

Mortality Table:

f. [ ] The interest rate and mortality table specified to determine "present value" for top‑heavy purposes in the defined benefit plan.

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AND, a Participant must be employed on the last day of the Plan Year in order to receive the top-heavy minimum (Plan Section 4.3(h)) unless elected below.

g. [ ] A Participant is not required to be employed by the Employer on the last day of the Plan Year.

3. [ ] If the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code §401(k)(12) and matching contributions with respect to which the requirements of Code §401(m)(11) apply), the Employer must specify the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan: .

k. [ ] Recognition of Service with other employers (Plan Sections 1.64 and 1.90). Service with the following employers (in addition to those specified at Question 16) will be recognized as follows (select one or more; if more than 6 employers, attach an addendum to the Adoption Agreement):

	Eligibility	Vesting	Contribution Allocation
1. [ ] Employer name:______________________	a. [ ]	b. [ ]	c. [ ]
2. [ ] Employer name:______________________	a. [ ]	b. [ ]	c. [ ]
3. [ ] Employer name:______________________	a. [ ]	b. [ ]	c. [ ]
4. [ ] Employer name:______________________	a. [ ]	b. [ ]	c. [ ]
5. [ ] Employer name:______________________	a. [ ]	b. [ ]	c. [ ]
6. [ ] Employer name:______________________	a. [ ]	b. [ ]	c. [ ]
Limitations

7. [ ] The following provisions or limitations apply with respect to the recognition of service: ____ (e.g., credit service with X only on/following 1/1/19 or credit all service with entities the Employer acquires after 12/31/18)

	a. [ ]	b. [ ]	c. [ ]

l. [ ] Other vesting provisions. The following vesting provisions apply to the Plan (select one or more):

1. [ ] Special vesting provisions. The following special provisions apply to the vesting provisions of the Plan:

(must be definitely determinable, non‑discriminatory under Code §401(a)(4) and otherwise satisfy the parameters set forth in Questions 18 and 19 and Plan Section 6.4.; e.g., rather than the schedule specified at Question 18, the 5‑year graded schedule applies to amounts merged into the Plan from the XYZ Plan.)

2. [ ] Pre‑amendment vesting schedule. (Plan Section 6.4). If the vesting schedule has been amended and a different vesting schedule other than the schedule at Question 18 applies to any Participants, then the following provisions apply (must select one of a. ‑ d.):

Applicable Participants. The vesting schedules in Question 18 only apply to:

a. [ ] Participants who are Employees as of (enter date).

b. [ ] Participants in the Plan who have an Hour of Service on or after (enter date).

c. [ ] Participants (even if not an Employee) in the Plan on or after (enter date).

d. [ ] Other: (e.g., Participants in division A). (Must be nondiscriminatory, preclude Employer discretion, and avoid inadvertent omissions).

m. [ ] Top‑heavy vesting schedule (Plan Section 6.4(e)).

Instead of any other vesting schedules set forth in the Plan, if this Plan becomes a Top‑Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the elapsed time method is selected) will apply:

1. [ ] 6 Year Graded: 0‑1 year‑0%; 2 years‑20%; 3 years‑40%; 4 years‑60%; 5 years‑80%; 6 years‑100%

2. [ ] 3 Year Cliff: 0‑2 years‑0%; 3 years‑100%

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3. [ ] Other ‑ Must be at least as liberal as either 1. or 2. above in each year without switching between the two schedules. (if a different top-heavy schedule applies to different contribution sources, attach an addendum specifying the schedule that applies to each source):

Years (or Periods) of Service	Percentage
______	______%
______	______%
______	______%
______	______%
______	______%
______	______%

NOTE: This Section does not apply to the Account balance of any Participant who does not have an Hour of Service after the Plan has initially become top‑heavy. Such Participant's Vested Account balance will be determined without regard to this Section.

n. [ ] Leased Employees (Plan Section 1.51)

1. [ ] Offset of contributions to leasing organization plan. The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee's services for the Employer.

2. [ ] Disregard one year requirement. The definition of Leased Employee shall be applied by disregarding the requirement of performing services for at least one year, for the following contributions (select a. or all that apply of b.1. ‑ b.3.) (Elective Deferrals include Roth Elective Deferrals, "ADP test safe harbor contributions" (including those made pursuant to a QACA) and after‑tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective contributions include QNECs):

a. [ ] All contributions

b. [ ] The following contributions (select all that apply)

1. [ ] Elective Deferrals

2. [ ] Matching contributions

3. [ ] Nonelective contributions

o. [ ] Minimum distribution transitional rules (Plan Section 6.8(e)(5))

NOTE: This Section does not apply to (1) a new Plan, (2) an amendment or restatement of an existing Plan that never contained the provisions of Code §401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA), or (3) a Plan where the transition rules below do not affect any current Participants.

The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

1. [ ] April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (pre‑SBJPA rules continue to apply)

2. [ ] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post‑SBJPA rules), with the following exceptions (select one or both; leave blank if both applied effective as of January 1, 1996):

a. [ ] A Participant who was already receiving required minimum distributions under the pre‑SBJPA rules as of (may not be earlier than January 1, 1996) was allowed to stop receiving distributions and have them recommence in accordance with the post‑SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following apply:

1. [ ] N/A (annuity distributions are not permitted)

2. [ ] Upon the recommencement of distributions, the original Annuity Starting Date will be retained.

3. [ ] Upon the recommencement of distributions, a new Annuity Starting Date is created.

b. [ ] A Participant who had not begun receiving required minimum distributions as of

(may not be earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in‑service distributions upon attainment of age 70 1/2) applies to all such Participants unless selected below:

1. [ ] The in‑service distribution option was eliminated with respect to Participants who attained age 70 1/2 in or after the calendar year that began after the later of (1) December

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31, 1998, or (2) the adoption date of the restatement to bring the Plan into compliance with the SBJPA.

p. [ ] Other spousal provisions (select one or more)

1. [ ] One‑year marriage rule. For purposes of the Plan, other than for purposes of determining eligible hardship distribution expenses, an individual is treated as Spouse only if such individual was married throughout the one year period ending on the earlier of the Annuity Starting Date or the date of the Participant's death.

2. [ ] Definition of Spouse. The term Spouse includes a spouse under federal law as well as the following:

(Note: This definition shall apply for all Plan purposes OTHER than those mandated by Code §401(a) such as the required minimum distribution provides and qualified joint and survivor annuity provisions. For example, the selected definition will apply to the determination of default beneficiary provisions.)

3. [ ] Automatic revocation of spousal designation (Plan Section 6.2(f)). The automatic revocation of a spousal Beneficiary designation in the case of divorce does not apply.

4. [ ] Timing of QDRO payment. A distribution to an Alternate Payee shall not be permitted prior to the time a Participant would be entitled to a distribution.

q. [ ] Applicable law. Instead of using the applicable laws set forth in Plan Section 10.4(a), the Plan will be governed by the laws of:

r. [ ] Total and Permanent Disability. Instead of the definition at Plan Section 1.85, Total and Permanent Disability means: (must be definitely determinable).

s. [ ] Inclusion of Reclassified Employees (Plan Section 1.27(a)). The Employer does not exclude Reclassified Employees subject to the following provisions: (leave blank if not applicable):

t. [ ] Age 62 In‑Service Distributions for Transferred Money Purchase Assets (Plan Section 6.11)

In‑service distributions will be allowed for Participants at age 62. (applies only for Transfer Accounts from a Money Purchase Pension Plan) (skip this question if in-service distributions are already permitted for Transferred Accounts at Question 38)

Limitations. The following limitations apply to these in‑service distributions:

1. [ ] The Plan already provides for in‑service distributions and the restrictions set forth in the Plan (e.g., minimum amount of distributions or frequency of distributions) are applicable to in‑service distributions at age 62.

2. [ ] N/A (no limitations)

3. [ ] The following elections apply to in‑service distributions at age 62 (select one or more):

a. [ ] The minimum amount of a distribution is $ (may not exceed $1,000).

b. [ ] No more than distribution(s) may be made to a Participant during a Plan Year.

c. [ ] Distributions may only be made from Accounts which are fully Vested.

d. [ ] In‑service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion).

u. [ ] Other provisions for matching contributions (select one or more; may only be selected for 401(k) plans)

1. [ ] Match applied to elective deferrals to Code §403(b) arrangement. In applying any matching contributions in this Plan, elective deferrals to a Code §403(b) arrangement maintained by the Employer will be aggregated with Elective Deferrals to this Plan.

2. [ ] Match applied to contributions made to Code §457(b) plan. In applying any matching contributions in this Plan, contributions to a Code §457(b) plan maintained by the Employer will be aggregated with Elective Deferrals to this Plan.

3. [ ] Matching contributions not used to satisfy top‑heavy contribution (Plan Section 4.3(j)). Employer matching contributions will NOT be taken into account for purposes of satisfying the minimum contribution requirements of Code §416(c)(2) and the Plan.

v. [ ] QACA safe harbor contributions vesting options. The vesting options selected at Question 19 on the Adoption Agreement also apply to the Participant's Qualified Automatic Contribution Safe Harbor Account unless otherwise selected below (select all that apply):

Excluded service prior to initial Effective Date of Plan or a predecessor plan (as defined in Regulations §1.411(a)-5(b)(3))

1. [ ] applies

2. [ ] does not apply

Excluded service prior to the computation period in which an Employee has attained age 18

3. [ ] applies

4. [ ] does not apply

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Full vesting upon death

5. [ ] applies

6. [ ] does not apply

Full vesting upon Total and Permanent Disability

7. [ ] applies

8. [ ] does not apply

w. [X] Investment Fiduciary

1. [ ] Administrator (use Administrator address and telephone number)

2. [X] The Employer or a Committee appointed by the Employer (use Employer address and telephone number)

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ADMINISTRATIVE PROCEDURES

The following are optional administrative provisions. The Administrator may implement procedures that override any elections in this Section without a formal Plan amendment. In addition, modifications to these procedures will not affect an Employer's reliance on the Plan.

A. Loan limitations. Note: the separate loan program required by the DOL will override any inconsistent selections made below. (complete only if loans to Participants are permitted)

a. [ ] Limitations (select one or more; leave blank if none apply):

1. [ ] Loans will be treated as Participant directed investments.

2. [ ] Loans will only be made for hardship or financial necessity as defined below (select a. or b.)

a. [ ] hardship reasons specified in Plan Section 12.10

b. [ ] other: (specify financial necessity)

3. [ ] The minimum loan will be $ (may not exceed $1,000).

4. [ ] A Participant may only have (e.g., one (1)) loan(s) outstanding at any time.

5. [ ] All outstanding loan balances will become due and payable in their entirety upon severance of employment unless directly rolled over (if otherwise permitted) to another employer's plan.

6. [ ] The home loan term will be years. (if not selected, the Administrator establishes the term for repayment of a home loan)

7. [ ] Account restrictions. Loans will only be permitted from the following Participant Accounts (select all that apply or leave blank if no limitations apply):

a. [ ] Pre‑Tax Elective Deferral Account (may only be selected with 401(k) Plans)

b. [ ] Roth Elective Deferral Account (may only be selected with 401(k) Plans)

c. [ ] Account(s) attributable to Employer matching contributions (includes matching "ADP test safe harbor contributions") (may only be selected with 401(k) Plans)

d. [ ] Account attributable to Employer Nonelective contributions

e. [ ] Qualified Nonelective Contribution Account (for 401(k) plans, includes nonelective "ADP test safe harbor contributions")

f. [ ] Rollover Account

g. [ ] Transfer Account attributable to (select one or both; may only be selected if this Plan does not include Money Purchase Pension Plan contributions):

1. [ ] non‑pension assets

2. [ ] pension assets (e.g., from a money purchase pension plan)

h. [ ] Voluntary Contribution Account

i. [ ] Other:

AND, if loans are restricted to certain Accounts, the limitations of Code §72(p) and the adequate security requirement of the DOL Regulations will be applied:

j. [ ] by determining the limits by only considering the restricted Accounts.

k. [ ] by determining the limits taking into account a Participant's entire interest in the Plan.

Additional loan provisions (select all that apply; leave blank if none apply)

b. [ ] Loan payments. Loans are repaid by (if left blank, then payroll deduction applies unless Participant is not subject to payroll; e.g., partner who only has a draw):

1. [ ] payroll deduction

2. [ ] ACH (Automated Clearing House)

3. [ ] check

a. [ ] Only for prepayment

c. [ ] Interest rate. Loans will be granted at the following interest rate (if left blank, then 3. below applies):

1. [ ] percentage points over the prime interest rate

2. [ ] %

3. [ ] the Administrator establishes the rate in a nondiscriminatory manner

d. [ ] Refinancing. Loan refinancing is allowed.

B. Life insurance. (Plan Section 7.5)

a. [X] Life insurance may not be purchased.

b. [ ] Life insurance may be purchased...

1. [ ] at the option of the Administrator

2. [ ] at the option of the Participant

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Limitations

3. [ ] N/A (no limitations)

4. [ ] The purchase of initial or additional life insurance will be subject to the following limitations (select one or more):

a. [ ] Each initial Contract will have a minimum face amount of $ .

b. [ ] Each additional Contract will have a minimum face amount of $ .

c. [ ] The Participant has completed Years (or Periods) of Service.

d. [ ] The Participant has completed Years (or Periods) of Service while a Participant in the Plan.

e. [ ] The Participant is under age on the Contract issue date.

f. [ ] The maximum amount of all Contracts on behalf of a Participant may not exceed $ .

g. [ ] The maximum face amount of any life insurance Contract will be $ .

C. Plan expenses and Forfeitures

Plan expenses. Will the Plan assess against an individual Participant's Account certain Plan expenses that are incurred by, or are attributable to, a particular Participant based on use of a particular Plan service?

a. [ ] No

b. [X] Yes

Use of Forfeitures (skip if this Plan includes prior Money Purchase Pension Plan contributions; for Plans with Money Purchase Pension Plan contributions, see 32.d.-g. on the Adoption Agreement)

Other than Employer matching contributions. Forfeitures of amounts attributable to Employer contributions other than Employer matching contributions will be:

c. [X] added to any Employer discretionary contribution (for 401(k) plans, matching or profit sharing) and allocated in the same manner

d. [ ] used to reduce any Employer contribution

e. [ ] added to any Employer matching contribution and allocated as an additional matching contribution (may only be selected with 401(k) Plans)

f. [ ] allocated to all Participants eligible to share in the allocations of profit sharing contributions or Forfeitures in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year

g. [ ] other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion)

Matching contributions. Forfeitures of amounts attributable to Employer matching contributions will be: (skip if this is NOT a 401(k) Plan)

h. [ ] N/A (same as above or no Employer matching contributions)

i. [ ] used to reduce the Employer matching contribution

j. [ ] added to any Employer matching contribution and allocated as an additional matching contribution

k. [ ] added to any Employer discretionary profit sharing contribution

l. [ ] used to reduce any Employer contribution

m. [ ] other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion)

NOTE: The reallocation of Forfeitures could affect the Plan's top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution that satisfies the "ACP test safe harbor" provisions (i.e., select Question 28A.b and select a discretionary matching contribution at Question 29) and then allocate Forfeitures as a matching contribution.

D. Directed investments (Plan Section 4.10)

a. [X] Participant directed investments are NOT permitted.

b. [ ] Participant directed investments are permitted from the following Participant Accounts:

1. [ ] all Accounts

2. [ ] only from the following Accounts (select one or more):

a. [ ] Pre‑Tax Elective Deferral Account (may only be selected with 401(k) Plans)

b. [ ] Roth Elective Deferral Account (may only be selected with 401(k) Plans)

c. [ ] Account(s) attributable to Employer matching contributions (includes matching "ADP test safe harbor contributions") (may only be selected with 401(k) Plans)

d. [ ] Account attributable to Employer Nonelective contributions

e. [ ] Qualified Nonelective Contribution Account (for 401(k) plans, includes nonelective "ADP test safe harbor contributions")

f. [ ] Rollover Account

g. [ ] Transfer Account

h. [ ] Voluntary Contribution Account

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i. [ ] Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Directed investment options (If directed investments are permitted, select all that apply; leave blank if none apply)

c. [ ] ERISA Section 404(c). It is intended that the Plan comply with ERISA Section 404(c) with respect to the Accounts subject to Participant investment directions.

E. Rollover limitations. Will the Plan specify which sources of rollovers will be accepted? (skip if rollover contributions are NOT selected at 12.f.)

a. [ ] No, Administrator determines in operation which sources will be accepted.

b. [ ] Yes

Rollover sources. Indicate the sources of rollovers that will be accepted (select one or more)

1. [ ] Direct rollovers. Plan will accept a direct rollover of an eligible rollover distribution from (select one or more):

a. [ ] a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), excluding after‑tax employee contributions

b. [ ] a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), including after‑tax employee contributions

c. [ ] a plan described in Code §403(a) (an annuity plan), excluding after‑tax employee contributions

d. [ ] a plan described in Code §403(a) (an annuity plan), including after‑tax employee contributions

e. [ ] a plan described in Code §403(b) (a tax‑sheltered annuity), excluding after‑tax employee contributions

f. [ ] a plan described in Code §403(b) (a tax‑sheltered annuity), including after‑tax employee contributions

g. [ ] a governmental plan described in Code §457(b) (eligible deferred compensation plan)

h. [ ] if this Plan permits Roth Elective Deferrals, a Roth Elective Deferral Account from (select one or more) (may only be selected with 401(k) Plans):

1. [ ] a qualified plan described in Code §401(a)

2. [ ] a plan described in Code §403(b) (a tax‑sheltered annuity)

Direct rollovers of Participant loan. The Plan will NOT accept a direct rollover of a Participant loan from another plan unless selected below (leave blank if default applies)

i. [ ] The Plan will accept a direct rollover of a Participant loan

1. [ ] only in the following situation(s): (e.g., only from Participants who were employees of an acquired organization; leave blank if not applicable).

2. [ ] Participant rollover contributions from other plans (i.e., not via a direct plan‑to‑plan transfer). The Plan will accept a contribution of an eligible rollover distribution (select one or more):

a. [ ] a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan)

b. [ ] a plan described in Code §403(a) (an annuity plan)

c. [ ] a plan described in Code §403(b) (a tax‑sheltered annuity)

d. [ ] a governmental plan described in Code §457(b) (eligible deferred compensation plan)

3. [ ] Participant rollover contributions from IRAs: The Plan will accept a rollover contribution of the portion of a distribution from a traditional IRA that is eligible to be rolled over and would otherwise be includible in gross income. Rollovers from Roth IRAs or a Coverdell Education Savings Account (formerly known as an Education IRA) are not permitted because they are not traditional IRAs. A rollover from a SIMPLE IRA is allowed if the amounts are rolled over after the individual has been in the SIMPLE IRA for at least two years.

F. Elective Deferral procedures (may only be selected with 401(k) Plans)

Optional date. Participants may commence Elective Deferrals on the effective date of participation. Participants may also commence making Elective Deferrals on (leave blank if not applicable):

a. [ ] (must be at least once each calendar year)

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Elective Deferral modifications. Participants may modify Elective Deferral elections:

b. [ ] as of each payroll period

c. [ ] on the first day of each month

d. [ ] on the first day of each Plan Year quarter

e. [ ] on the first day of the Plan Year or the first day of the 7th month of the Plan Year

f. [ ] other: (must be at least once each calendar year)

Escalation (leave blank if not applicable)

g. [ ] Include option for Participants to elect to automatically escalate an Affirmative Election in accordance with the following:

Escalation amount. A Participant's Affirmative Election will increase by:

1. [ ] % of Compensation

a. [ ] up to a maximum of % of Compensation (leave blank if no limit)

2. [ ] other:

Timing of escalation. The escalation will apply as of:

3. [ ] first day of each Plan Year

4. [ ] anniversary of date of participation

5. [ ] other:

First period of application. Unless selected below, the escalation provision above will apply as of the second period specified above that begins after the period in which the Participant first has contributions made pursuant to a default election.

6. [ ] The escalation provision will apply as of the first period after the Participant first has contributions made pursuant to a default election.

Suspended Elective Deferrals. If a Participant's Elective Deferrals must be suspended pursuant to a provision of the Plan, then a Participant is deemed to have made as of the date the suspension period begins, an Affirmative Election to have no Elective Deferrals made to the Plan unless otherwise selected below.

h. [ ] the Participant's Affirmative Election will resume after the suspension period.

i. [ ] the Participant is deemed to have no Affirmative Election after the suspension period (e.g., for purposes of applying any Automatic Deferral provisions).

Re-enrollment of existing Affirmative Elections. Affirmative Elections will remain in effect until revoked or modified by a Participant unless selected below.

j. [ ] Affirmative Elections lapse at the end of each Plan Year.

k. [ ] Affirmative Elections lapse:

Application to Automatic Deferral provisions to rehired Employees. Unless this Plan is a QACA, or with respect to withdrawal rights for EACAs, then rehired Employees are treated as new hires pursuant to the following (leave blank if not applicable):

l. [ ] A rehired Employee is only treated as a new hire for purposes of the Automatic Deferral provisions (except as otherwise provided in the Basic Plan Document) if the rehired Employee has separated from service for at least

(enter a period; e.g., 3 months)

G. Trustee(s) or Insurer(s). Information regarding Trustee(s)/Insurer(s) (required for the Summary Plan Description and, if requested, the Trust Agreement)

(NOTE: Select a. if not using provided trust. MUST select b and following questions as applicable):

a. [ ] Do not produce the trust agreement

b. [X] Complete the following UNLESS not selecting supporting forms:

Trustee/Insurer (select c. OR one or more of d. - e.)

c. [ ] Insurer. This Plan is funded exclusively with Contracts (select one or more of 1. - 4. skip to q.)

Name of Insurer(s)/Address

1. [ ] _______________________________________

2. [ ] _______________________________________

3. [ ] Use Employer address/telephone number/email

4. [ ] Use following address/telephone number/email

a. Street: ____________________________

b. City: _____________________________

c. State: _____________________________

d. Zip: ______________________________

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e. Telephone: ________________________

f. Email: ____________________________

d. [ ] Individual Trustee(s)

e. [X] Corporate Trustee

Name of Trust

f. Specify name of Trust (required for FIS trust): BancFirst Corporation Employee Stock Ownership Trust

Individual Trustees (if d. selected above, complete g. – j.)

Directed/Discretionary Trustees. The individual Trustee(s) executing this Adoption Agreement are (select g. or h.)

g. [ ] Select for each individual Trustee (skip to next question)

h. [ ] The following selections apply to all individual Trustee(s) (select 1. - 4. as applicable)

1. [ ] A discretionary Trustee over all plan assets (may not be selected with 2. - 4.)

2. [ ] A nondiscretionary (directed) Trustee over all plan assets (may not be selected with 1., 3. or 4.)

3. [ ] The individual Trustee(s) will serve as a discretionary Trustee over the following assets: (may not be selected with 1. or 2.)

4. [ ] The individual Trustee(s) will serve as a nondiscretionary (directed) Trustee over the following assets:

(may not be selected with 1. or 2.)

Individual Trustee(s)

i. [ ] Individual Trustee(s) are (select one or more of a. - j.; enter address at j. below)

a. Name _____________________

Title/Email:

1. Title ____________________

2. Email (optional)

Trustee is: (complete if g. selected above; select 3. - 6. as applicable)

3. [ ] Discretionary Trustee over all plan assets (may not be selected with 4. - 6.)

4. [ ] A discretionary Trustee over the following plan assets: (may not be selected with 3. or 5.)

5. [ ] Nondiscretionary Trustee over all plan assets (may not be selected with 3., 4. or 6.)

6. [ ] A nondiscretionary (directed) Trustee or Custodian over the following plan assets: (may not be selected with 3. or 5.)

j. [ ] Individual Trustee Address (complete if d. selected above)

1. [ ] Use Employer address/telephone number/email

2. [ ] Use following address/telephone number/email

a. Street: _____________________________

b. City: ______________________________

c. State: ______________________________

d. Zip: _______________________________

e. Telephone: _________________________

f. Email: _____________________________

Corporate Trustee Name/Type/Address (complete if e. selected above)

k. [X] Name BancFirst

Address/telephone number/email

1. [X] Use Employer address/telephone number/email

2. [ ] Use following address/telephone number/email

a. Street: ____________________________

b. City: _____________________________

c. State: _____________________________

d. Zip: ______________________________

e. Telephone: _________________________

f. Email: _____________________________

Directed/Discretionary. The Corporate Trustee is (select 3. - 6. as applicable)

3. [ ] A discretionary Trustee over all plan assets (may not be selected with 4. – 6.)

4. [X] A nondiscretionary (directed) Trustee over all plan assets (may not be selected with 3., 5. or 6.)

5. [ ] A discretionary Trustee over the following assets: (may not be selected with 3. – 4.)

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6. [ ] A nondiscretionary (directed) Trustee over the following plan assets (may not be selected with 3. – 4.)

Signee (optional):

7. [ ] Name of person signing on behalf of the corporate Trustee

8. [ ] Email address of person signing on behalf of the corporate Trustee

Special Trustee for collection of contributions. The Employer appoints the following Special Trustee with the responsibility to collect delinquent contributions (optional)

l. [ ] Name ______________________

Title:

1. _____________________________

Address/telephone number/email

2. [ ] Use Employer address/telephone number/email

3. [ ] Use following address/telephone number/email

a. Street:____________________________

b. City: _____________________________

c. State: ____________________________

d. Zip: _____________________________

e. Telephone:________________________

f. Email: ___________________________

Custodian(s) Name/Address . The Custodian(s) are (optional)

m. [ ] Name(s) _____________________________________

Address/telephone number/email

1. [ ] Use Employer address/telephone number/email

2. [ ] Use following address/telephone number/email

a. Street: _______________________________

b. City: ________________________________

c. State: _________________________________

d. Zip: __________________________________

e. Telephone: ____________________________

f. Email: _________________________________

Investment in common, collective or pooled trust funds. The nondiscretionary Trustee, as directed or the discretionary Trustee acting without direction (and in addition to the discretionary Trustee's authority to invest in its own funds), may invest in any of the following trust funds: (optional)

n. [ ] (Specify the names of one or more trust funds in which the Plan can invest)

Choice of law

o. [X] This trust will be governed by the laws of the state of:

1. [X] State in which the Employer's principal office is located

2. [ ] State in which the corporate trustee or insurer is located

3. [ ] Other

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ADDENDUM TO ITEM 16.0 OF ADOPTION AGREEMENT FOR

BANCFIRST CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

Other Employer

f. Employer name: Wilcox & Jones, Inc. (now known as Wilcox, Jones & McGrath, Inc.

1. Eligibility

2. Vesting

3. Contribution Allocation

g. Employer name: Park State Bank

1. Eligibility

2. Vesting

3. Contribution Allocation

h. Employer name: Lincoln National Bank

1. Eligibility

2. Vesting

3. Contribution Allocation

i. Employer name: First Bartlesville Bank

1. Eligibility

2. Vesting

3. Contribution Allocation

j. Employer name: Armor Assurance Company

1. Eligibility

2. Vesting

3. Contribution Allocation

k. Employer name: 1st Bank of Oklahoma

1. Eligibility

2. Vesting

l. Employer name: Okemah National Bank

1. Eligibility

2. Vesting

m. Employer name: Pegasus Bank (for persons employed by Pegasus Bank as of August 15, 2019 and continue employment through December 31, 2019, subject to Plan’s break in service provisions)

1. Eligibility

2. Vesting

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